EXHIBIT 4(i)


This Instrument was prepared by:

Paul J. Evanson of
Florida Power & Light Company
700 Universe Boulevard, Juno Beach, Florida 33408


       FLORIDA POWER & LIGHT COMPANY


                     to


           BANKERS TRUST COMPANY



   As Trustee under Florida Power & Light
   Company's Mortgage and Deed of Trust,
        Dated as of January 1, 1944.


    Ninety-fifth Supplemental Indenture

Relating to the Purchase of Additional Interests in Property
                 in Georgia



          Dated as of June 1, 1994

There is no additional indebtedness being incurred in connection with the recording of this Supplemental Indenture. Under Sections
201.08(4) and 199.133(1), Florida Statutes, respectively, no
Documentary Stamp Tax or Intangible Personal Property Tax is payable.

    NINETY-FIFTH SUPPLEMENTAL INDENTURE


                 INDENTURE, dated as of the 1st day of
June, 1994, made and entered into by and between Florida Power & Light Company, a corporation of the State of Florida, whose post office address is 700 Universe Boulevard, Juno Beach,
Florida 33408 (hereinafter sometimes called FPL), and Bankers Trust Company, a corporation of the State of New York, whose post office address is Four Albany Street, New York, New York 10006 (hereinafter sometimes called the Trustee), as the ninety-fifth supplemental indenture (hereinafter called the Ninety-fifth Supplemental Indenture) to the Mortgage and Deed of Trust, dated as of January 1, 1944 (hereinafter called the Mortgage), made and entered into by FPL, the Trustee and The Florida National Bank of Jacksonville, as Co-Trustee (now resigned), the Trustee now acting as sole trustee under the Mortgage, which Mortgage was executed and delivered by FPL to secure the payment of bonds issued or to be issued under and in accordance with the provisions thereof, reference to which Mortgage is hereby made, this Ninety-fifth Supplemental Indenture being supplemental thereto; and

                 Whereas, Section 120 of the Mortgage
provides, among other things, that any power, privilege or right expressly or impliedly reserved to or in any way conferred upon FPL by any provision of the Mortgage, whether such power, privilege or right is in any way restricted or is unrestricted, may be in whole or in part waived or surrendered or subjected to any restriction if at the time unrestricted or to additional restriction if already restricted, and FPL may enter into any further covenants, limitations or restrictions for the benefit of any one or more series of bonds issued thereunder, or FPL may cure any ambiguity contained therein, or in any supplemental indenture, or may establish the terms and provisions of any series of bonds other than said first series, by an instrument in writing executed and acknowledged by FPL in such manner as would be necessary to entitle a conveyance of real estate to record in all of the states in which any property at the time subject to the Lien of the Mortgage shall be situated; and

                 Whereas, FPL has acquired certain
additional interests in real and personal property within, associated with or otherwise related to Plant Robert W. Scherer in Monroe County, Georgia as hereinafter more particularly described; and

                 Whereas, the execution and delivery by
FPL of this Ninety-fifth Supplemental Indenture has been duly authorized by the Board of Directors of FPL by appropriate resolutions of said Board of Directors;

                 Now, Therefore, This Indenture
Witnesseth: That FPL, in consideration of the premises and of One Dollar to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, and in further evidence of assurance of the estate, title and rights of the Trustee and in order further to secure the payment of both the principal of and interest and premium, if any, on the bonds from time to time issued under the Mortgage, according to their tenor and effect, and the performance of all the provisions of the Mortgage (including any instruments supplemental thereto and any modification made as in the Mortgage provided) and of said bonds, hereby grants, bargains, sells, releases, conveys, assigns, transfers, mortgages, pledges, sets over and confirms (subject, however, to Excepted Encumbrances as defined in Section 6 of the Mortgage) unto Bankers Trust Company, as Trustee under the Mortgage, and to its successor or successors in said trust, and to said Trustee and its successors and assigns forever, all of the properties described in Schedule "I" attached hereto and hereby made a part hereof; all property, real, personal and mixed, acquired by FPL after the date of the execution and delivery of the Mortgage (except any herein or in the Mortgage, as heretofore supplemented, expressly excepted), now owned (except any properties heretofore released pursuant to any provisions of the Mortgage and in the process of being sold or disposed of by
FPL) or, subject to the provisions of Section 87 of the Mortgage, hereafter acquired by FPL and wheresoever situated, including
(without in anywise limiting or impairing by the enumeration of the same the scope and intent of the foregoing) all lands, power sites, flowage rights, water rights, water locations, water appropriations, ditches, flumes, reservoirs, reservoir sites, canals, raceways, dams, dam sites, aqueducts, and all rights or means for appropriating, conveying, storing and supplying water;
all rights of way and roads; all plants for the generation of electricity by steam, water and/or other power; all power houses, gas plants, street lighting systems, standards and other equipment incidental thereto, telephone, radio and television systems, air-conditioning systems and equipment incidental thereto, water works, water systems, steam heat and hot water plants, substations, lines, service and supply systems, bridges, culverts, tracks, ice or refrigeration plants and equipment, offices, buildings and other structures and the equipment thereof; all machinery, engines, boilers, dynamos, electric, gas and other machines, regulators, meters, transformers, generators, motors, electrical, gas and mechanical appliances, conduits, cables, water, steam heat, gas or other pipes, gas mains and pipes, service pipes, fittings, valves and connections, pole and transmission lines, wires, cables, tools, implements, apparatus, furniture, chattels, and choses in action; all municipal and other franchises, consents or permits; all lines for the transmission and distribution of electric current, gas, steam heat or water for any purpose including towers, poles, wires, cables, pipes, conduits, ducts and all apparatus for use in connection therewith;
all real estate, lands, easements, servitudes, licenses, permits, franchises, privileges, rights of way and other rights in or relating to real estate or the occupancy of the same and (except as herein or in the Mortgage, as heretofore supplemented, expressly excepted) all the right, title and interest of FPL in and to all other property of any kind or nature appertaining to and/or used and/or occupied and/or enjoyed in connection with any property hereinbefore or in the Mortgage, as heretofore supplemented, described.

                 Together With all and singular the
tenements, hereditaments and appurtenances belonging or in anywise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Section 57 of the Mortgage) the tolls, rents, revenues, issues, earnings, income, products and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which FPL now has or may hereinafter acquire in and to the aforesaid property and franchises and every part and parcel thereof.

                 It Is Hereby Agreed by FPL that,
subject to the provisions of Section 87 of the Mortgage, all the property, rights and franchises acquired by FPL after the date hereof (except any herein or in the Mortgage, as heretofore supplemented, expressly excepted) shall be and are as fully granted and conveyed hereby and as fully embraced within the Lien of the Mortgage, as if such property, rights and franchises were now owned by FPL and were specifically described herein and conveyed hereby.

                 Provided that the following are not
and are not intended to be now or hereafter granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed hereunder and are hereby expressly excepted from the Lien and operation of this Ninety-fifth Supplemental Indenture and from the Lien and operation of the Mortgage, as heretofore supplemented, viz: (1) cash, shares of stock, bonds, notes and other obligations and other securities not hereafter specifically pledged, paid, deposited, delivered or held under the Mortgage or covenanted so to be; (2) merchandise, equipment, materials or supplies held for the purpose of sale in the usual course of business and fuel (including Nuclear Fuel unless expressly subjected to the Lien and operation of the Mortgage by FPL in a future Supplemental Indenture), oil and similar materials and supplies consumable in the operation of any properties of FPL; rolling stock, buses, motor coaches, automobiles and other vehicles; (3) bills, notes and accounts receivable, and all contracts, leases and operating agreements not specifically pledged under the Mortgage or covenanted so to be; (4) the last day of the term of any lease or leasehold which may hereafter become subject to the Lien of the Mortgage;
(5) electric energy, gas, ice, and other materials or products generated, manufactured, produced or purchased by FPL for sale, distribution or use in the ordinary course of its business; all timber, minerals, mineral rights and royalties; (6) FPL's franchise to be a corporation; and (7) the properties already sold or in the process of being sold by FPL and heretofore released from the Mortgage and Deed of Trust, dated as of January 1, 1926, from Florida Power & Light Company to Bankers Trust Company and The Florida National Bank of Jacksonville, trustees, and specifically described in three separate releases executed by Bankers Trust Company and The Florida National Bank of Jacksonville, dated July 28, 1943, October 6, 1943 and
December 11, 1943, which releases have heretofore been delivered by the said trustees to FPL and recorded by FPL among the Public Records of all Counties in which such properties are located; provided, however, that the property and rights expressly excepted from the Lien and operation of the Mortgage in the above subdivisions (2) and (3) shall (to the extent permitted by law) cease to be so excepted in the event and as of the date that the Trustee or a receiver or trustee shall enter upon and take possession of the Mortgaged and Pledged Property in the manner provided in Article XIII of the Mortgage by reason of the occurrence of a Default as defined in Section 65 thereof.

                 To Have And To Hold all such
properties, real, personal and mixed, granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed by FPL as aforesaid, or intended so to be, unto Bankers Trust Company, the Trustee, and its successors and assigns forever.

                 In Trust Nevertheless, for the same
purposes and upon the same terms, trusts and conditions and subject to and with the same provisos and covenants as are set forth in the Mortgage, as heretofore supplemented, this Ninety-fifth Supplemental Indenture being supplemental thereto.

                 And It Is Hereby Covenanted by FPL
that all terms, conditions, provisos, covenants and provisions contained in the Mortgage shall affect and apply to the property hereinbefore described and conveyed and to the estate, rights, obligations and duties of FPL and the Trustee and the beneficiaries of the trust with respect to said property, and to the Trustee and its successors as Trustee of said property in the same manner and with the same effect as if said property had been owned by FPL at the time of the execution of the Mortgage, and had been specifically and at length described in and conveyed to said Trustee, by the Mortgage as a part of the property therein stated to be conveyed.

                 FPL further covenants and agrees to
and with the Trustee and its successors in said trust under the Mortgage, as follows:


                 ARTICLE I

          Miscellaneous Provisions

                 Section 1.  Subject to the amendments
provided for in this Ninety-fifth Supplemental Indenture, the terms defined in the Mortgage, as heretofore supplemented, shall, for all purposes of this Ninety-fifth Supplemental Indenture, have the meanings specified in the Mortgage, as heretofore supplemented.


                 Section 2.  The Trustee hereby accepts
the trust herein declared, provided, created or supplemented and agrees to perform the same upon the terms and conditions herein and in the Mortgage, as heretofore supplemented, set forth and upon the following terms and conditions:

                 The Trustee shall not be responsible
in any manner whatsoever for or in    respect of the validity or
sufficiency of this Ninety-fifth Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made by FPL solely. In general, each and every term and condition contained in Article XVII of the Mortgage, as heretofore amended, shall apply to and form part of this Ninety-fifth Supplemental Indenture with the same force and effect as if the same were herein set forth in full with such omissions, variations and insertions, if any, as may be appropriate to make the same conform to the provisions of this Ninety-fifth Supplemental Indenture.

                 Section 3.  Whenever in this Ninety-
fifth Supplemental Indenture either of the parties hereto is named or referred to, this shall, subject to the provisions of Articles XVI and XVII of the Mortgage, as heretofore amended, be deemed to include the successors and assigns of such party, and all the covenants and agreements in this Ninety-fifth
Supplemental Indenture contained by or on behalf of FPL, or by or on behalf of the Trustee, or either of them, shall, subject as aforesaid, bind and inure to the respective benefits of the respective successors and assigns of such parties, whether so expressed or not.

                 Section 4.  Nothing in this Ninety-
fifth Supplemental Indenture, expressed or implied, is intended, or shall be construed, to confer upon, or to give to, any person, firm or corporation, other than the parties hereto and the holders of the bonds and coupons Outstanding under the Mortgage, any right, remedy or claim under or by reason of this Ninety-fifth Supplemental Indenture or any covenant, condition, stipulation, promise or agreement hereof, and all the covenants, conditions, stipulations, promises and agreements in this Ninety-fifth Supplemental Indenture contained by or on behalf of FPL shall be for the sole and exclusive benefit of the parties hereto, and of the holders of the bonds and coupons Outstanding under the Mortgage.

                 Section 5.  The Mortgage, as
heretofore supplemented and amended and as supplemented hereby, is intended by the parties hereto, as to properties now or hereafter encumbered thereby and located within the State of Georgia, to operate and is to be construed as granting a lien only on such properties and not as a deed passing title thereto.

                 Section 6.  This Ninety-fifth
Supplemental Indenture shall be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

                 In Witness Whereof, FPL has caused its
corporate name to be hereunto affixed, and this instrument to be signed and sealed by its President or one of its Vice Presidents, and its corporate seal to be attested by its Secretary or one of its Assistant Secretaries for and in its behalf and Bankers Trust Company has caused its corporate name to be hereunto affixed, and this instrument to be signed and sealed by one of its Vice Presidents or Assistant Vice Presidents, and its corporate seal to be attested by one of its Assistant Vice Presidents or one of its Assistant Secretaries, all as of the day and year first above written.

Florida Power & Light Company



By            /s/Paul J. Evanson
                 Paul J. Evanson
         Senior Vice President, Finance
           and Chief Financial Officer
             700 Universe Boulevard
              Juno Beach, FL 33408



Attest:


           /s/P. R. Sutherland
              P. R. Sutherland
          Assistant Treasurer and
            Assistant Secretary
           700 Universe Boulevard
            Juno Beach, FL 33408



Executed, sealed and delivered by Florida Power &
Light Company in the presence of:


          /s/Michele T. Canino
             Michele T. Canino


          /s/Harold J. McCarthy
             Harold J. McCarthy

Bankers Trust Company,
                                  As Trustee



By               ROBERT CAPORALE
                 Robert Caporale
                 Vice President
           4 Albany Street / 4th Floor
               New York, NY 10006


Attest:



               SHIKHA DOMBEK
               Shikha Dombek
            Assistant Secretary
        4 Albany Street / 4th Floor
             New York, NY 10006





Executed, sealed and delivered by
Bankers Trust Company in the presence of:



                SCOTT THIEL
                Scott Thiel


              DENISE MITCHELL
              Denise Mitchell

State of Florida     )
County of Palm Beach ) ss.:


       On the 1st day of June, in the year 1994, before me personally came Paul J. Evanson, to me known, who, being by me duly sworn, did depose and say that he resides at 12087 Turtle Beach Road, North Palm Beach, Florida 33408; that he is the Senior Vice President, Finance and Chief Financial Officer of Florida Power & Light Company, one of the corporations described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

       I Hereby Certify, that on this 1st day of June, 1994, before me personally appeared Paul J. Evanson and P. R. Sutherland, respectively, the Senior Vice President, Finance and Chief Financial Officer and an Assistant Treasurer and Assistant Secretary of Florida Power & Light Company, a corporation under the laws of the State of Florida, to me known to be the persons described in and who executed the foregoing instrument and severally acknowledged the execution thereof to be their free act and deed as such officers, for the uses and purposes therein mentioned; and that they affixed thereto the official seal of said corporation, and that said instrument is the act and deed of said corporation.

       Paul J. Evanson and P. R. Sutherland produced Florida
Driver's License No. E152-690-41-216-0 and Florida Driver's
License No. S364-696-47-166-0 as identification, respectively.

       Witness my signature and official seal at Juno Beach, in the County of Palm Beach, and State of Florida, the day and year last aforesaid.



              BRENDA F. SMITH
              Brenda F. Smith
      Notary Public, State of Florida
          Commission No. CC 198030
     My Commission Expires May 3, 1996

State of New York   )
County of New York  )   ss.:


                 On the 1st day of June, in the year
1994, before me personally came Robert Caporale, to me known, who, being by me duly sworn, did depose and say that he resides at 25 Lake Street, White Plains, New York; that he is a Vice President of Bankers Trust Company, one of the corporations described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                 I Hereby Certify, that on this 1st
day of June, 1994, before me personally appeared Robert Caporale and Shikha Dombek, respectively, a Vice President and an Assistant Secretary of Bankers Trust Company, a corporation under the laws of the state of New York, to me known to be the persons described in and who executed the foregoing instrument and severally acknowledged the execution thereof to be their free act and deed as such officers, for the uses and purposes therein mentioned; and that they affixed thereto the official seal of said corporation, and that said instrument is the act and deed of said corporation.

                 Robert Caporale and Shikha Dombek
produced New York Driver's License No. C 01579 27892 342291 62 and New York Driver's License No. G 21620 81923 203244 64 as identification, respectively.

                 Witness my signature and official seal
at New York City, in the County of New York, and State of New
York, the day and year last aforesaid.


                JOHN FLORIO
                John Florio
      Notary Public, State of New York
         Commission No. 01FL5021631
        Qualified in New York County
           My Commission Expires
             December 20, 1995

                SCHEDULE "I"

   TO NINETY-FIFTH SUPPLEMENTAL INDENTURE

   (a)  A sixteen and fifty-five one hundredths
percent (16.55%) undivided interest as a tenant in common with the owners of the remaining undivided interests in and to: (i) those certain tracts of land described in Exhibit "A" attached hereto and incorporated herein by this reference (said tracts of land as described in Exhibit "A" being hereinafter referred to as the "Unit 4 Tracts"); (ii) all appurtenances thereto and all buildings, other structures and improvements situated on the Unit 4 Tracts, excepting any such appurtenances, buildings, structures, or improvements constituting Plant Scherer Common Facilities (as such term is defined in that certain Plant Robert W. Scherer Unit Number Four Amended and Restated Purchase and Ownership Participation Agreement among Georgia Power Company ("Georgia Power"), FPL and Jacksonville Electric Authority, dated as of December 31, 1990 (hereinafter referred to as the "Agreement"); (iii) all appurtenant easements, rights of way, permits, privileges, machinery, equipment, appliances and all other property, tangible or intangible, real, personal or mixed, now located on, within, or appurtenant to the Unit 4 Tracts, less and except, however, (A) any property of whatever nature or kind whatsoever which constitutes a part or portion of Plant Scherer Common Facilities; and (B) any personal property of any kind whatsoever of Georgia Power's contractors and subcontractors, including without limitation, all equipment, machinery, building supplies or materials, being utilized in the construction of improvements thereon; and (iv) all that property of whatever nature or kind whatsoever comprising a part or portion of Scherer Unit No. 4 (as such term is defined in the Agreement), together with any contractual rights to acquire any property intended to become a part of said Scherer Unit No. 4 pursuant to the Agreement (said sixteen and fifty-five one hundredths percent (16.55%) undivided interest in and to the real and personal property, whether tangible or intangible, described in this paragraph (a) being hereinafter collectively sometimes referred to as the "Unit 4 Property"); and

   (b) An eight and two hundred seventy-five one thousandths percent (8.275%) undivided interest as a tenant in common with the owners of the remaining undivided interests in and to: (i) those certain tracts of land described in Exhibit "B" attached hereto and incorporated herein by this reference, less and except therefrom the tracts of land being described in Exhibit "C" attached hereto and incorporated herein by this reference (said tracts of land as described in Exhibit "B", less and except the tracts of land described in Exhibit "C", being hereinafter referred to as the "Additional Unit Common Facilities Tracts"); (ii) all appurtenances thereto and all buildings, other structures and improvements, if any, situated on the Additional Unit Common Facilities Tracts; (iii) all appurtenant easements, rights of way, permits, privileges, machinery, equipment, appliances and all other property, tangible or intangible, real, personal or mixed, now located on, within, or appurtenant to the Additional Unit Common Facilities Tracts, less and except, however, any personal property of any kind whatsoever of Georgia Power's contractors and subcontractors, including, without limitation, all equipment, machinery, building supplies and materials, being utilized in the construction of improvements thereon; and (iv) all that property of whatever nature or kind whatsoever comprising a part or portion of the Additional Unit Common Facilities (as such term is defined in the Agreement), together with any contractual rights to acquire any property intended to become a part of said Additional Unit Common Facilities pursuant to the Agreement (said eight and two hundred seventy-five one thousandths percent (8.275%) undivided interest in and to the real and personal property, whether tangible or intangible, described in this paragraph (b) being hereinafter collectively sometimes referred to as the "Additional Unit Common Facilities"); and

   (c)  A four and one thousand three hundred
seventy-five ten thousandths percent (4.1375%) undivided interest as a tenant in common with the owners of the remaining undivided interests in and to: (i) those certain tracts of land described in Exhibit "D" attached hereto and incorporated herein by this reference (said tracts of land described in Exhibit "D" being hereinafter referred to as the "Common Area Tracts"); (ii) all appurtenances thereto and all buildings, other structures and improvements, if any, situated on the Common Area Tracts; (iii) all appurtenant easements, rights of way, permits, privileges, machinery, equipment, appliances and all other property, tangible or intangible, real, personal or mixed, now located on, within, or appurtenant to the Common Area Tracts, less and except, however, any personal property of any kind whatsoever of Georgia Power's contractors and subcontractors, including, without limitation, all equipment, machinery, building supplies and materials, being utilized in the construction of improvements thereon; and (iv) all that property of whatever nature or kind whatsoever comprising a part or a portion of Plant Scherer Common Facilities (as such term is defined in the Agreement) (said four and one thousand three hundred seventy-five ten thousandths percent (4.1375%) undivided interest in and to the real and personal property, whether tangible or intangible, described in this paragraph
(c) being hereinafter collectively sometimes referred to as the "Common Area Property"), and with the Unit 4 Property, and the Additional Unit Common Facilities being herein sometimes collectively referred to as the "Property"); and

   (d)  A sixteen and fifty-five one hundredths
percent (16.55%) undivided interest as a tenant in common with the owners of the remaining undivided interests in and to that certain Scherer Unit No. 4 (as such term is defined in the Agreement) generator step-up substation, including, without limitation, the equipment described in Exhibit "H" attached hereto and incorporated herein by this reference; and

   (e)  A sixteen and fifty-five one hundredths
percent (16.55%) undivided interest as a tenant in common with the owners of the remaining undivided interests in and to all Plant Scherer (as such term is defined in the Agreement) high voltage switchyard facilities intended to be used by or in connection with Scherer Unit No. 4, including, without limitation, the facilities described in Exhibit "I" attached hereto and incorporated herein by this reference (said property described in Exhibit "I" being hereinafter referred to as the "Discrete Scherer Unit No. 4 Switchyard Facilities"); provided, however, that the Discrete Scherer Unit No. 4 Switchyard Facilities shall not include any switchyard facilities which are intended to be used by or in connection with Scherer Unit No. 1, Scherer Unit No. 2, Scherer Unit No. 3 (as such terms are defined in the Agreement), and the Plant Scherer Common Facilities, the Additional Unit Common Facilities, or the Plant Scherer Coal Stockpile (as such term is defined in the Agreement), regardless of whether such facilities are also used in connection with Scherer Unit No. 4; and

   (f)  A four and one thousand three hundred
seventy-five ten thousandths percent (4.1375%) undivided interest as a tenant in common with the owners of the remaining undivided interests and the other Additional Unit Participants (as such term is defined in the Agreement) in and to all Plant Scherer high voltage switchyard facilities intended to be used in common by or in connection with one or both of Scherer Unit No. l and Scherer Unit No. 2, and one or both of Scherer Unit No. 3 and Scherer Unit No. 4, including, without limitation, the facilities described in Exhibit "J" attached hereto and incorporated herein by this reference; and

   (g) TOGETHER WITH easements created in favor of FPL under and pursuant to Section 1(e) of that certain General Warranty Deed and Bill of Sale made by Georgia Power Company to FPL, dated June 1, 1994, recorded prior to the recording hereof in the Monroe County, Georgia records (the "General Warranty Deed"), which easements provide as follows: a perpetual non-exclusive easement in, upon, over, under, through and across all that tract of land being described in Exhibit "E" attached hereto and incorporated herein by this reference (said tract of land as described in Exhibit "E" being hereinafter referred to as the "Unit 3 Property"), which easement shall be appurtenant to the Unit 4 Property and shall be for the benefit of FPL, its successors, assigns, licensees and permittees and which easement shall be for the purpose of installing, constructing, attaching, using, operating, maintaining, repairing, and reconstructing such pipes, wires, conduits, machinery, buildings, structures, equipment, appliances or other installations as are reasonably necessary or reasonably appropriate from time to time in the operation of the one (1) coal-fired electrical generating unit located on the Unit 4 Property or which is designed for the benefit of or is designed to be used in connection with the Unit 4 Property, including, without limitation, any portion or portions of the one (1) coal-fired electrical generating unit located on the Unit 4 Property which may encroach upon, within or over the Unit 3 Property, all together with a perpetual, non-exclusive easement for ingress and egress to and from and over and across the Unit 3 Property for the use of the aforesaid easements; and

   (h) TOGETHER WITH easements created in favor of FPL under and pursuant to Section 1(f) of the General Warranty Deed, which easements provide as follows: a perpetual non-exclusive easement in, upon, over, under, through and across all that tract of land being described in Exhibit "F" attached hereto and incorporated herein by this reference, less and except therefrom, however, the tracts of land described in Exhibit "G" attached hereto and incorporated herein by this reference (said tract of land as described in Exhibit "F", less and except the tracts of land described in Exhibit "G", being hereinafter referred to as the "Unit 1 & 2 Property"), which easement shall be appurtenant to the Unit 4 Property and shall be for the benefit of FPL, its successors, assigns, licensees and permittees and which easement shall be for the purpose of installing constructing, attaching, using, operating, maintaining, repairing, and reconstructing such pipes, wires, conduits, machinery, buildings, structures, equipment, appliances or other installations as are reasonably necessary or reasonably appropriate from time to time in the operation of the one (1) coal-fired electrical generating unit located on the Unit 4 Property or which is designed for the benefit of or is designed to be used in connection with the Unit 4 Property, including, without limitation, any portion or portions of the one (1) coal-fired electrical generating unit located on the Unit 4 Property which may encroach upon, within or over the Unit 1 & 2 Property, all together with a perpetual, non- exclusive easement for ingress and egress to and from and over and across the Unit 1 & 2 Property for the use of the aforesaid easements;

   THE FOREGOING BEING less and except and subject to: (a) all matters excepted to or reserved by Georgia Power therein in (i) the General Warranty Deed, and (ii) in that certain Bill of Sale for Substation Assets made by Georgia Power Company to Florida

Power & Light Company, dated June 1, 1994; (b) all matters excepted to or reserved by Luther F. Weaver and Flora W. Weaver in that certain Corrective Warranty Deed made by Luther F. Weaver and Flora W. Weaver to Florida Power & Light Company, et al., dated effective as of August 7, 1992, recorded prior to the recording hereof in the Monroe County, Georgia records; (c) all matters excepted to or reserved by Pat Patton in that certain Corrective Warranty Deed made by Pat Patton to Florida Power & Light Company, et al., dated effective as of August 7, 1992, recorded prior to the recording hereof in the Monroe County, Georgia records; (d) all matters excepted to or reserved by Harry Lee Burch, III and Jennifer Christine Burch in that certain Corrective Warranty Deed made by Harry Lee Burch, III and Jennifer Christine Burch to Florida Power
& Light Company, et al., dated effective as of August 7, 1992, recorded prior to the recording hereof in the Monroe County, Georgia records; (e) all matters excepted to or reserved by Travis Brian
Smith and Michele Franklin Smith in that certain Corrective Warranty Deed made by Travis Brian Smith and Michele Franklin Smith to
Florida Power & Light Company, et al., dated effective as of August
7, 1992, recorded prior to the recording hereof in the Monroe County, Georgia records; and (f) all matters excepted to or reserved by Lawson C. Kelly in that certain Corrective Easement For Road (Ingress and Egress) Plant Scherer Waste Water Discharge made by Lawson C. Kelly to Florida Power & Light Company, et al., dated effective as of January 5, 1993, recorded prior to the recording hereof in the Monroe County, Georgia records.

                EXHIBIT "A"

               Unit 4 Tracts



Exhibit "A" consists of this page and the following two (2) pages entitled: Unit 4 Plant Scherer and Cooling Tower Unit 4, Plant
Scherer.

                            EXHIBIT A

           UNIT 4, PLANT SCHERER


ALL THAT TRACT or parcel of land situated, lying and being in the Fifth Land District of Monroe County, Georgia, and being more particularly described as follows:

BEGINNING at a point coincident with Coordinates N=39,980.00, E=19.128.00 and running thence in an easterly direction to a point which is coincident with Coordinates N=39,942.000, E=19,600.00; running thence in a southerly direction to a point which is coincident with Coordinates N=39,942.00, E=19,600.00; running thence in an easterly direction to a point which is coincident with Coordinates N=39,942.00, E=19,640.00; running thence in a southerly direction to a point which is coincident with Coordinates N=39,890.00, E=19,640.00; running thence in an easterly direction to a point which is coincident with Coordinates N=39,890.00, E=19,803.00; running thence is a southeasterly direction to a point which is coincident with Coordinates N=39,870.00, E=20,375.00; running thence in a southeasterly direction to a point which is coincident with Coordinates N=39,805.00, coincident with Coordinates N=39,630.00, E=20,567.00; running thence in a westerly direction to a point which is coincident with Coordinates N=39,630.00, E=20,372.00; running thence in a northerly direction to a point which is coincident with Coordinates N=39,675.00, E=20,372.00; running thence in a westerly direction to a point which is coincident with Coordinates N=39,675.00, E=20,282.00; running thence in a southerly direction to a point which is coincident with Coordinates N=39,630.00, E=20,282.00; running thence in a westerly direction to a point which is coincident with Coordinates N=39,630.00, E=19,830.00; running thence in a northerly direction to a point which is coincident with Coordinates N=39,655.00, E=19,830.00; running thence in a westerly direction to a point which is coincident with Coordinates N=39,655.00, E=19,128.00; running thence in a northerly direction to the Point of Beginning.

The property hereinabove described is more particularly described on that certain Blueprint of Survey, captioned "Plant Scherer, General Arrangement, Plant Site," dated February 12, 1976, last revised September 23, 1982, prepared for the Georgia Power Company by Southern Services, Inc., bearing Drawing No. EIM 1008, to which Blueprint of Survey reference is hereby made for all purposes.

Coordinates set forth in the foregoing description are based upon the Georgia Power Company Grid Coordinate System for Robert W. Scherer Plant; Georgia Power Company Coordinate, N=400-00, is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, N=1,114.000; Georgia Power Company Coordinate, E=200-00 is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, E=610,000.

                            EXHIBIT A

               COOLING TOWER
           UNIT 4, PLANT SCHERER

ALL THAT TRACT or parcel of land situated, lying and being in the Fifth Land District of Monroe County, Georgia, and being that tract of land lying within a perfect circle and having a radius of 200 feet, the center point of said perfect circle being coincident with Coordinates N=40,670.00, E=19,850.00.

The property hereinabove described is more particularly described on that certain Blueprint of Survey, captioned "Plant Scherer, General Arrangement, Plant Site," dated February 12, 1976, last revised September 23, 1982, prepared for the Georgia Power Company by Southern Services, Inc. bearing Drawing No. EIM 1006, to which Blueprint of Survey references is hereby made for all purposes.

Coordinates set forth in the foregoing description are based upon the Georgia Power Company Grid Coordinate System for Robert W. Scherer Plant; Georgia Power Company Coordinate, N=400-00, is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, N=1,114.000; Georgia Power Company Coordinate, E=200-00 is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, E=610,000.

                EXHIBIT "B"


             Exhibit "B" consists of this page and the following two (2) pages entitled "Common Area Units 3, 4, Plant Scherer" and "Stack
Units 3 and 4, Plant Scherer."

                 EXHIBIT B

          UNIT 3, 4, PLANT SCHERER


ALL THAT TRACT or parcel of land situated, lying and being in the Fifth Land District of Monroe County, Georgia, and being more particularly described as follows:

BEGINNING AT A POINT coincident with Coordinates N=39,289.00. E=20,822.00 and running thence in a westerly direction to a point which point is coincident with Coordinates N=39,289.00, E=19,803.00; running thence in a northerly direction to a point, which point is coincident with Coordinates N=39,336.00, E=19,803.00; running thence in a westerly direction to a point, which point is coincident with Coordinates N=39,336.00, E=19,715.00; running thence in a southerly direction to a point, which point is coincident with Coordinates N=39,289.00, E=19,715.00; running thence in a westerly direction to a point, which point is coincident with Coordinates N=39,289.00, E=19,468.00; running thence in a northerly direction to a point, which point is coincident with Coordinates N=39,425.00, E=19,468.00; running thence in a westerly direction to a point, which point is coincident with Coordinates N=39,425.00, E=19,128.00; running thence in a northerly direction to a point, which point is coincident with Coordinates N=40,119.00, E=19,128.00; running thence in a westerly direction to a point, which point is coincident with Coordinates N=40,119.00, E=18,668.00; running thence in a northerly direction to a point, which point is coincident with Coordinates N=40,509.00, E=18,668.00; running thence in a northeasterly direction to a point, which point is coincident with Coordinates N=-40,786.00, E=18,836.00; running thence in a northerly direction to a point, which point is coincident with Coordinates N=40,986.00, E=18,840.00; running thence in a northeasterly direction to a point, which point is coincident with Coordinates N=41,063.00, E=20,573.00; running thence in a southerly direction to a point, which point is coincident with Coordinates N=39,895.00, E=20,567.00; running thence in a southeasterly direction to a point, which point is coincident with Coordinates N=39,805.00, E=20,822.00; running thence in an easterly direction to a point, which point is coincident with Coordinates N=39,203.00, E=21,207.00; running thence in a southerly direction to a point, which point is coincident with Coordinates N=39,695.00, E=21,207.00; running thence in a westerly direction to a point, which point is coincident with Coordinates N=39,695.00, E=20,822.00; running thence in a southerly direction to the Point of Beginning.

The property hereinabove described is more particularly described on that certain Blueprint of Survey, captioned "Plant Scherer, General Arrangement, Plant Site," dated February 12, 1976, last revised September 23, 1982, prepared for the Georgia Power Company by Southern Services, Inc., bearing Drawing No. EIM 1008, to which Blueprint of Survey reference is hereby made for all purposes.

Coordinates set forth in the foregoing description are based upon the Georgia Power Company Grid Coordinate System for Robert W. Scherer Plant; Georgia Power Company Coordinate, N=400-00, is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, N=1,114.000; Georgia Power Company Coordinate, E=200-00 is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, E=610,000.

                 EXHIBIT B

                   STACK
        UNITS 3 AND 4, PLANT SCHERER

ALL THAT TRACT or parcel of land situated, lying and being in the Fifth Land District of Monroe County, Georgia, and being more particularly described as follows:

BEGINNING at a point coincident with Coordinates N=39,675.00, E=20,372.00 and running thence in a southerly direction to a point which is coincident with Coordinates N=39,630.00, E=20,372.00; running thence in a southerly direction to a point which is coincident with Coordinates N=39,590.00, E=20,372.00; running thence in a westerly direction to a point which is coincident with Coordinates N=39,590.00, E=20,282.00; running thence in a northerly direction to a point which is coincident with Coordinates N=39,630.00, E=20,282.00; running thence in a northerly direction to a point which is coincident with Coordinates N=39,675.00, E=20,282.00; running thence in an easterly direction to the Point of Beginning.

The property hereinabove described is more particularly described on that certain Blueprint of Survey, captioned "Plant Scherer, General Arrangement, Plant Site," dated February 12, 1976, last revised September 23, 1982, prepared for the Georgia Power Company by Southern Services, Inc., bearing Drawing No. EIM 1008, to which Blueprint of Survey reference is hereby made for all purposes.

Coordinates set forth in the foregoing description are based upon the Georgia Power Company Grid Coordinate System for Robert W. Scherer Plant; Georgia Power Company Coordinate, N=400-00, is coincident with Georgia State Plane Coordinate, E=200-00 is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, E=610,000.

                EXHIBIT "C"



             Exhibit "C" consists of this page and the following six (6) pages which are entitled: "Cooling Tower Unit 3, Plant Scherer,"
"Cooling Tower Unit 4, Plant Scherer," "Fire Protection Building
Units 1, 2, 3, 4, Plant Scherer," "Lighter Oil Tank Units 1, 2, 3, 4, Plant Scherer," "Unit 3, Plant Scherer" and "Unit 4, Plant Scherer."

                 EXHIBIT C

               COOLING TOWER
           UNIT 3, PLANT SCHERER

THAT TRACT or parcel of land situated, lying and being in the Fifth District of Monroe County, Georgia, and being that tract of land lying in a perfect circle and having a radius of 200 feet, the center point of said perfect circle being coincident with Coordinates
N=40,455.00, E=6,900.00.

The property hereinabove described is more particularly described on that certain Blueprint of Survey, captioned "Plant Scherer, General Arrangement, Plant Site," dated February 12, 1976, last revised September 23, 1982, prepared for the Georgia Power Company by Southern Services, Inc., bearing Drawing No. EIM 1008, to which Blueprint of Survey reference is hereby made for all purposes.

Coordinates set forth in the foregoing description are based upon the Georgia Power Company Grid Coordinate System for Robert W. Scherer Plant; Georgia Power Company Coordinate, N=400-00, is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, N=1,114,000; Georgia Power Company Coordinate, E=200-00 is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, E=610,000.

                 EXHIBIT C

               COOLING TOWER
           UNIT 4, PLANT SCHERER

THAT TRACT or parcel of land situated, lying and being in the Fifth District of Monroe County, Georgia, and being that tract of land lying within a perfect circle and having a radius of 200 feet, the center point of said perfect circle being coincident with Coordinates N=40,670.00, E=69,850.00.

The property hereinabove described is more particularly described on that certain Blueprint of Survey, captioned "Plant Scherer, General Arrangement, Plant Site," dated February 12, 1976, last revised September 23, 1982, prepared for the Georgia Power Company by Southern Services, Inc., bearing Drawing No. EIM 1008, to which Blueprint of Survey reference is hereby made for all purposes.

Coordinates set forth in the foregoing description are based upon the Georgia Power Company Grid Coordinate System for Robert W. Scherer Plant; Georgia Power Company Coordinate, N=400-00, is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, N=1,114,000; Georgia Power Company Coordinate, E=200-00 is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, E=610,000.

                 EXHIBIT C

          FIRE PROTECTION BUILDING
      UNITS 1, 2, 3, 4, PLANT SCHERER

ALL THAT TRACT or parcel of land situated, lying and being in the Fifth Land District of Monroe County, Georgia, and being more particularly described as follows:

BEGINNING at a point coincident with Coordinates N=40,075.00, E=20,200.00 and running thence in a southerly direction to a point which is coincident with Coordinates N=39,951.10, E=20,200.00; running thence in a westerly direction to a point which is coincident with Coordinates N=39,951.10, E=19,860.00; running thence in a northerly direction to a point which is coincident with Coordinates N=40,075.00, E=19,860.00; running thence in an easterly direction to the Point of Beginning.

The property hereinabove described is more particularly described on that certain Blueprint of Survey, captioned "Plant Scherer, General Arrangement, Plant Site," dated February 12, 1976, last revised September 23, 1982, prepared for the Georgia Power Company by Southern Services, Inc., bearing Drawing No. EIM 1008, to which Blueprint of Survey reference is hereby made for all purposes.

Coordinates set forth in the foregoing description are based upon the Georgia Power Company Grid Coordinate System for Robert W. Scherer Plant; Georgia Power Company Coordinate, N=400-00, is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, N=1,114,000; Georgia Power Company Coordinate, E=200-00 is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, E=610,000.

                 EXHIBIT C

              LIGHTER OIL TANK
      UNITS 1, 2, 3, 4, PLANT SCHERER

ALL THAT TRACT or parcel of land situated, lying and being in the Fifth Land District of Monroe County, Georgia, and being more particularly described as follows:

BEGINNING at a point coincident with Coordinates N=40,629.70, E=20,524.00 and running thence in a southerly direction to a point which is coincident with Coordinates N=40,490.00, E=20,524.70; running thence in a westerly direction to a point which is coincident with Coordinates N=40,490.00, E=20,385.00; running thence in a northerly direction to a point which is coincident with Coordinates N=40,629.70, E=20,385.00; running thence in an easterly direction to the Point of Beginning.

The property hereinabove described is more particularly described on that certain Blueprint of Survey, captioned "Plant Scherer, General Arrangement, Plant Site," dated February 12, 1976, last revised September 23, 1982, prepared for the Georgia Power Company by Southern Services, Inc., bearing Drawing No. EIM 1008, to which Blueprint of Survey reference is hereby made for all purposes.

Coordinates set forth in the foregoing description are based upon the Georgia Power Company Grid Coordinate System for Robert W. Scherer Plant; Georgia Power Company Coordinate, N=400-00, is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, N=1,114,000; Georgia Power Company Coordinate, E=200-00 is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, E=610,000.

                 EXHIBIT C

           UNITS 3, PLANT SCHERER

ALL THAT TRACT or parcel of land situated, lying and being in the Fifth Land District of Monroe County, Georgia, and being more particularly described as follows:

BEGINNING at a point coincident with Coordinates N=39,655.00, E=19,128.00 and running thence in an easterly direction to a point which is coincident with Coordinates N=39,655.00, E=19,830.00; running thence in a southerly direction to a point which is coincident with Coordinates N=39,630.00, E=19,830.00; running thence in an easterly direction to a point which is coincident with Coordinates N=39,630.00, E=20,282.00; running thence in a southerly direction to a point which is coincident with Coordinates N=39,590.00, E=20,282.00; running thence in an easterly direction to a point which is coincident with Coordinates N=39,590.00, E=20,372.00; running thence in a northerly direction to a point which is coincident with Coordinates N=39,630.00, E=20,372.00; running thence in an easterly direction to a point which is coincident with Coordinates N=39,630.00, E=20,567.00; running thence in a southerly direction to a point which is coincident with Coordinates N=39,289.00, E=20,567.00; running thence in a westerly direction to a point which is coincident with Coordinates N=39,289.00, E=19,803.00; running thence in a northerly direction to a point which is coincident with Coordinates N=39,336.00, E=19,803.00; running thence in a westerly direction to a point which is coincident with Coordinates N=39,336.00, E=19,715.00; running thence in a southerly direction to a point which is coincident with Coordinates N=39,289.00, E=19,715.00; running thence in a westerly direction to a point which is coincident with Coordinates N=39,289.00, E=19,468.00; running thence in a northerly direction to a point which is coincident with Coordinates N=39,425.00, E=19,468.00; running thence in a westerly direction to a point which is coincident with Coordinates N=39,425.00, E=19,128.00; running thence in a northerly direction to the Point of Beginning.

The property hereinabove described is more particularly described on that certain Blueprint of Survey, captioned "Plant Scherer, General Arrangement, Plant Site," dated February 12, 1976, last revised September 23, 1982, prepared for the Georgia Power Company by Southern Services, Inc., bearing Drawing No. EIM 1008, to which Blueprint of Survey reference is hereby made for all purposes.

Coordinates set forth in the foregoing description are based upon the Georgia Power Company Grid Coordinate System for Robert W. Scherer Plant; Georgia Power Company Coordinate, N=400-00, is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, N=1,114,000; Georgia Power Company Coordinate, E=200-00 is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, E=610,000.

                            EXHIBIT "C"


           UNIT 4, PLANT SCHERER


ALL THAT TRACT or parcel of land situated, lying and being in the Fifth Land District of Monroe County, Georgia, and being more particularly described as follows:

BEGINNING at a point coincident with Coordinates N=39,980.00, E=19,128.00 and running thence in an easterly direction to a point which is coincident with Coordinates N=39,980.00, E=19,600.00; running thence in a southerly direction to a point which is coincident with Coordinates N=39,942.00, E=19,600.00; running thence in an easterly direction to a point which is coincident with Coordinates N=39,942.00, E=19,640.00; running thence in a southerly direction to a point which is coincident with Coordinates N=39,890.00, E=19,640.00; running thence in an easterly direction to a point which is coincident with Coordinates N=39,890.00, E=19,803.00; running thence in a southeasterly direction to a point which is coincident with Coordinates N=39,870.00, E=20,375.00; running thence in a southeasterly direction to a point which is coincident with Coordinates N=39,805.00, E=20,567.00; running thence in a southerly direction to a point which is coincident with Coordinates N=39,630.00, E=20,567.00; running thence in a westerly direction to a point which is coincident with Coordinates N=39,630.00, E=20,372.00; running thence in a northerly direction to a point which is coincident with Coordinates N=39,675.00, E=20,372.00; running thence in a westerly direction to a point which is coincident with Coordinates N=39,675.00, E=20,282.00; running thence in a southerly direction to a point which is coincident with Coordinates N=39,630.00, E=20,282.00; running thence in a westerly direction to a point which is coincident with Coordinates N=39,630.00, E=19,830.00; running thence in a northerly direction to a point which is coincident with Coordinates N=39,655.00, E=19,830.00; running thence in a westerly direction to a point which is coincident with Coordinates N=39,655.00, E=19,128.00; running thence in a northerly direction to the Point of Beginning.

The property hereinabove described is more particularly described on that certain Blueprint of Survey, captioned "Plant Scherer, General Arrangement, Plant Site," dated February 12, 1976, last revised September 23, 1982, prepared for the Georgia Power Company by Southern Services, Inc., bearing Drawing No. EIM 1008, to which Blueprint of Survey reference is hereby made for all purposes.

Coordinates set forth in the foregoing description are based upon the Georgia Power Company Grid Coordinate System for Robert W. Scherer Plant; Georgia Power Company Coordinate, N=400-00, is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, N=1,114,000; Georgia Power Company Coordinate, E=200-00 is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, E=610,000.

                EXHIBIT "D"

      Plant Scherer Common Facilities,

          a/k/a Common Area Tracts


ALL that tract or parcel of land situated, lying and being in the 714th Land District, Monroe County, Georgia and being more particularly described as follows:

BEGINNING AT A POINT located on the southwesterly right-of-way line of U.S. Highway No. 23 (as located on April 27, 1978), which point is coincident with Coordinates X=615.648.47. Y=1.121.930.40; running thence along the southwesterly right-of-way line of U.S. Highway
No. 23 and following the curvature thereof the following courses and distances: South 44"46'30" East a distance of 151.68 feet to a point; South 32"59' East a distance of 360.37 feet to a point; South 33"19' East a distance of 296.67 feet to a point; South 30"18'30" East a distance of 168.81 feet to a point; South 28"22' East a distance of 300.02 feet to a point; South 27"02' East a distance of
299.11 feet to a point; South 26"34'30" East a distance of 1.011.79 feet to a point; South 26"22' East a distance of 204.18 feet to a point; South 26"43'30" East a distance of 662.78 feet to a point; South 26"32'30" East a distance of 302.28 feet to a point on the southwesterly right-of-way line of U.S. Highway No. 23, which point is coincident with Coordinates X=617,474.67, Y=1,118,605.98; thence leaving said right-of-way line and running South 70"30' West a distance of 234.68 feet to a point; running thence South 67"19' West a distance of 623.80 feet to a point; running thence South 60"24' West a distance of 48.48 feet to a point; running thence South 26"02' West a distance of 55.60 feet to a point; running thence South 22"05' West a distance of 1,230.27 feet to a point; running thence South 22"59' West a distance of 549.06 feet to a point, which point is coincident with Coordinates X=615,934.48, X=1,116,567.60; running thence South 80"50'30" East a distance of 220.15 feet to a point; running thence South 22"07'30" East a distance of 639.44 feet to a point; running thence South 87"44'30" West a distance of 111.39 feet to a point, which point is coincident with Coordinates X=616,281.38, Y=1,115,935.82; running thence due South a distance of 2,643.04 feet to a point; running thence South 02"42' East a distance of 349.58 feet to a point, which point is coincident with Coordinates X=616,297.87, Y=1,112,943.59; running thence South 88"26' East a distance of 277.16 feet to a point; running thence North 85"04' East a distance of 277.16 feet to a point; running thence North 85"04' East a distance of 104.70 feet to a point; running thence North 80"55'30" East a distance of 1,999.04 feet to a point, which point is coincident with Coordinates Y=618,678.27, Y=1,112,947.75; running thence South 01"24' East a distance of

736.66 feet to a point; running thence North 86"13'30" East a distance of 700.00 feet to a point; running thence South 01"40'30"
East a distance of 700.00 feet to a point; which point is coincident with Coordinates X=619,415.22, Y=1,111,557.68; running thence South 89"09'30" East a distance of 411.28 feet to a point; running thence
North 89"30'30" East a distance of 378.91 feet to a point; running thence South 86"19' East a distance of 873.62 feet to a point;
running thence North 87"59'30" East a distance of 879.46 feet to a point, which point is coincident with Coordinates X=621,956.10, Y=1,111,528.84; running thence South 44"40' East a distance of 707.32 feet to a point; running thence North 55"42' East a distance of
245.33 feet to a point; running thence North 55"42' East a distance of 45.38 feet to a point located on the southwesterly right-of-way line of U.S. Highway No. 23, which point is coincident with Coordinates X=622,726.52, Y=1,111,212.14; running thence along the southwesterly right-of-way line of U.S. Highway No. 23 and following the curvature thereof the following courses and distances: South 33"18'30" East a distance of 2,764.45 feet to a point; South 33"17'
East a distance of 1,236.96 feet to a point; South 32"38' East a distance of 267.14 feet to a point; South 30"58'30" East a distance of 302.73 feet to a point; South 29"53'30" East a distance of 200.00 feet to a point; South 28"36" East a distance of 197.37 feet to a point: South 27"06' East a distance of 1,139.54 feet to a point;
South 30"35' East a distance of 145.38 feet to a point; South
33"48'30" East a distance of 147.63 feet to a point; South 36"24'
East a distance of 148.34 feet to a point; South 39"08' East a distance of 153.72 feet to a point; South 41"43' East a distance of
740.27 feet to a point located on the southwesterly right-of-way line of U.S. Highway No. 23, which point is coincident with Coordinates X=626,770.28, Y=1,104,983.07; running thence North 43"00' East a distance of 1,280.88 feet to a point; running thence North 53"00'
East a distance of 1,713.88 feet to a point; running thence North
43"00' East a distance of 401.64 feet to a point; running thence
North 58"00' East a distance of 615.24 feet to a point; running thence North 23"00' East a distance of 676.11 feet to a point;
running thence North 66"13'30" West a distance of 1,200.30 feet to a point, which point is coincident with Coordinates X=628,874.72, Y=1,108,272.41; running thence North 03"46'30" East a distance of 1,000.00 feet to a point, which point is coincident with Coordinates X=628,940.54, Y=1,109,270.25; running thence South 66"13'30" East a distance of 1,168.33 feet to a point; running thence South 86"13'30"
East a distance of 192.75 feet to a point running thence South
36"13'30" East a distance of 777.22 feet to a point; running thence
South 86"13'30" East 375.79 feet, more or less, to the East bank of the Ocmulgee River; running thence along the East bank of the Ocmulgee River in a generally southerly direction 1,033.15 feet, more or less, to a point on said East bank of the Ocmulgee River where a line bearing North 36"13'30" West from a point (hereinafter called
"Point A") which is coincident with Coordinates X=631,412.72, Y=1,108,105.00
intersects said East bank; running thence to a point which is located North 86"13'30" West a distance of 421.96 feet from Point A; running thence North 86"13'30" West a distance of 150.56 feet to a point;
running thence North 86"13'30" West a distance of 77.30 feet to a point; running thence South 23"00' West a distance of 815.56 East to a point; running thence South 58"00' West a distance of 653.80 feet to a point; running thence South 43"00' West a distance of 392.36 feet to a point; running thence South 53"00' West a distance of 1,713.88 feet to a point; running thence South 43"00' West a distance of 1,281.90 feet to a point, which point is coincident with Coordinates X=626,910.62, Y=1,104,825.66; running thence South 41"43'
East a distance of 1,940.88 feet to a point; running thence South 38"37'30" East a distance of 238.72 feet to a point; running thence
South 32"01'30" East a distance of 200.90 feet to a point; running thence South 25"24' East a distance of 194.48 feet to a point;
running thence South 18"58' East a distance of 233.04 feet to a point; running thence South 12"48' East a distance of 194.87 feet to a point; running thence South 10"15' East a distance of 1,171.32 feet to a point; running thence South 09"44' East a distance of 199.47 feet to a point, which point is coincident with Coordinates
X=628,902.19, Y=1,101,084.78; running thence North 89"22'30" West a distance of 776.58 feet to a point; running thence South 02"07' West a distance of 1,166.65 feet to a point; running thence South 62"16'
East a distance of 88.63 feet to a point; running thence North
72"33'30" East a distance of 114.08 feet to a point; running thence South 44"08' East a distance of 106.18 feet to a point, which point is coincident with Coordinates X=628,343.76, Y=1,099,844.12; running thence South 68"09'30" West a distance of 578.25 feet to a pointer running thence South 64"30'30" West a distance of 159.57 feet to a point; running thence south 54"01' West a distance of 171.78 feet to a point; running thence South 44"50'30" West a distance of 200.09 feet to a point; running thence South 42"59' West a distance of
200.00 feet to a point; running thence South 42"33' West a distance of 200.01 feet to a point; running thence South 42"36' West a distance of 227.90 feet to a point; running thence South 45"52' West a distance of 166.85 feet to a point; running thence South 56"25'
West a distance of 166.72 feet to a point; running thence South
73"46' West a distance of 189.39 feet to a point; running thence
South 88"02' West a distance of 166.93 feet to a point; running thence North 77"02' West a distance of 202.74 feet to a point;
running thence North 66"44'30" West a distance of 1,288.34 feet to a point; running thence North 63"33' West a distance of 253.46 feet to a point; running thence North 61"32'30" West a distance of 257.80 feet to a point; running thence North 59"42' West a distance of
248.94 feet to a point; running thence North 56"42'30" West a distance of 247.23 feet to a point; running thence North 53"10'30"
West a distance of 198.47 feet to a point; running thence North 49"0' West a distance of 207.90 feet to a point, which point is coincident with Coordinates X=623,782.34, Y=1,099,899.16; running thence North 04"29'30" West a distance of 947.21 feet to a point, which point is coincident with Coordinates X=623,708.19, Y=1,100,843.46; running thence North 89"34'30" West a distance of 464.40 feet to a point;
running thence South 55"12'30" West a distance of 76.84 feet to a point; running thence North 89"37'30" East a distance of 132.09 feet to a point; running thence North 89"37'30" East a distance of 81.51 feet to a point; running thence South 57"26'30" East a distance of
139.70 feet to a point, which point is coincident with Coordinates X=623,147.49, Y=1,100,271.52; running thence North 88"37' West a distance of 207.87 feet to a point; running thence South 79"39' West a distance of 148.67 feet to a point; running thence South 73"35'30"
West a distance of 207.45 feet to a point; running thence South 79"24'30" West a distance of 237.20 feet to a point; running thence
South 85"22'30" West a distance of 194.55 feet to a point; running thence South 89"33' West a distance of 206.13 feet to a point;
running thence North 86"33' West a distance of 200.00 feet to a point; running thence North 85"58'30" West a distance of 800.04 feet to a point; running thence North 84"27' West a distance of 189.52 feet to a point; running thence North 70"45'30" West a distance of
191.82 feet to a point; running thence North 57"14'30" West a distance of 192.64 feet to a point; running thence North 53"32' West a distance of 63.12 feet to a point; running thence North 46"56' West a distance of 200.11 feet to a point; running thence North 47"52'
West a distance of 205.51 feet to a point; running thence North
55"10'30" West a distance of 104.52 feet to a point; running thence
North 63"54' West a distance of 200.42 feet to a point; running thence North 64"04'30" West a distance of 220.63 feet to a point;
running thence North 51"47' West a distance of 190.94 feet to a point; running thence North 42"38'30" West a distance of 422.11 feet to a point; running thence North 54"17' West a distance of 197.12 feet to a point; running thence North 75"57'30" West a distance of
209.78 feet to a point; running thence North 87"18' West a distance of 286.70 feet to a point; running thence South 88"22' West a distance of 278.86 feet to a point; running thence South 42"51' West a distance of 215.01 feet to a point; running thence South 75"06'30"
West a distance of 203.48 feet to a point; running thence South
72"48'30" West a distance of 191.52 feet to a point; running thence
South 86"25' West a distance of 92.36 feet to a point; running thence North 81"48' West a distance of 118.09 feet to a point; running thence North 67"43'30" West a distance of 89.83 feet to a point;
running thence North 61"25'30" West a distance of 100.18 feet to a point; running thence North 65"07'30" West a distance of 331.37 feet to a point; running thence North 69"24'30" West a distance of 203.38 feet to a point; running thence North 71"58'30" West a distance of
400.00 feet to a point; running thence North 73"02' West a distance of 334.13 feet to a point, which point is coincident with Coordinates X=616,180.24 and Y=1,101,888.39; running thence North 72"39'30" West a distance of 300.76 feet to a point; running thence North 73"08'
West a distance of 200.00 feet to a point; running thence North
73"30" West a distance of 273.23 feet to a point; running thence North 77"46'30" West a distance of 156.30 feet to a point; running thence North 85"47' West a distance of
161.47 feet to a point; running thence South 85"34' West a distance of 187.94 feet to a point; running thence South 78"05'30" West a distance of 137.65 feet to a point; running thence South 69"18'30"
West a distance of 107.00 feet to a point; running thence South
66"48' West a distance of 700.00 feet to a point; running thence
South 66"42'30" West a distance of 966.82 feet to a point; running thence South 72"54' West a distance of 197.43 feet to a point;
running thence South 78"18'30" West a distance of 100.50 feet to a point; running thence South 82"45'30" West a distance of 129.82 feet to a point; running thence North 89"50' West a distance of 169.44 feet to a point; running thence North 82"35' West a distance of
200.14 feet to a point; running thence North 79"26' West a distance of 200.03 feet to a point; running thence North 79"31' West a distance of 268.56 feet to a point; running thence North 79"47' West a distance of 181.20 feet to a point; running thence North 78"36'30"
West a distance of 200.05 feet to a point; running thence North
80"02'30" West a distance of 223.16 feet to a point; running thence
North 81"56'30" West a distance of 203.36 feet to a point, which point is coincident with Coordinates X=611,082.03, Y=1,101,560.81; running thence North 02"02'30" East a distance of 409.54 feet to a point; running thence North 87"59'30" West a distance of 200.20 feet to a point; running thence North 02"00'30" East, a distance of 160.00 feet to a point; running thence North 87"59'30" West a distance of
230.00 feet to a point; running thence North 18"28'30" East a distance of 230.00 feet to a point; running thence North 09"32'30"
West a distance of 170.00 feet to a point; running thence North
04"06' West a distance of 11.55 feet to a point; running thence North 88"26' West a distance of 750.61 feet to a point, which point is coincident with Coordinates X=609,965.88, Y=1,102,562.96; running thence South 01"15'30" West a distance of 1,002.69 feet to a point; running thence South 89"25' West a distance of 340.75 feet to a point; running thence North 81"59'30" West a distance of 212.42 feet to a point; running thence North 75"17' West a distance of 207.55 feet to a point; running thence North 67"30'30" West a distance of
307.59 feet to a point; running thence North 64"45' West a distance of 310.10 feet to a point; running thence North 71"35'30" West a distance of 348.37 feet to a point; running thence North 77"21' West a distance of 304.91 feet to a point; running thence North 33"05'30"
West a distance of 1987.76 feet to a point; running thence North 83"48'30" West a distance of 334.79 feet to a point, which point is coincident with Coordinates X=607,469.13, Y=1,102.135.43; running thence North 00"13' East a distance of 662.73 feet to a point;
running thence North 86"02' West a distance of 449.85 feet to a point, which point is coincident with Coordinates X=607,022.06, Y=1,102,804.60; running thence South 01"20'30" West a distance of
631.41 feet to a point; running thence North 84"13' West a distance of 306.38 feet to a point; running thence North
85"20'30" West a distance of 200.40 feet to a point; running thence
North 84"58' West a distance of 247.36 feet to a point, which point is coincident with Coordinates X=606,256.33, Y=1,102,242.22; running thence North 15"31'30" East a distance of 289.93 feet to a point;
running thence North 89"51'30" West a distance of 479.51 feet to a point; running thence North 00"52' East a distance of 1,859.88 feet to a point, which point is coincident with Coordinates X=605,885.53, Y=1,104,257.43; running thence North 86"40' West a distance of 1,456.79 feet to a point; running thence South 00"04' East a distance of 1,405.92 feet to a point; running thence South 01"37' West a distance of 191.35 feet to a point, which point is coincident with Coordinates X=604,427.42, Y=1,102,744.85; running thence North 89"47'
West a distance of 180.23 feet to a point; running thence North
89"47' West a distance of 2,625.72 feet to a point, which point is coincident with Coordinates X=601,621.49, Y=1,102,755.41; running thence North 03"11'30" East a distance of 1,609.62 feet to a point; running thence North 86"48'30" West a distance of 1,499.95 feet to a point, which point is coincident with Coordinates X=600,213.47, Y=1,104,446.13; running thence North 03"12' East a distance of 1,499.87 feet to a point; running thence North 86"48' West a distance of 2,118.21 feet to a point, which point is coincident with Coordinates X=598,182.31, Y=1,106,061.79; running thence North
00"32'30" East a distance of 2,667.47 feet to a point; running thence North 00"32'30" East a distance of 46.00 feet to a point; running thence North 00"32'30" East a distance of 606.16 feet to a point, which point is coincident with Coordinates X=598,213.90, Y=1,109,381.27; running thence North 89"27'30" West a distance of
208.10 feet to a point; running thence North 89"27'30" West a distance of 636.98 feet to a point; running thence North 05"18'30"
West a distance of 159.18 feet to a point, which point is coincident with Coordinates X=597,354.12, Y=1,109,547.80; running thence North 86"38' West a distance of 445.55 feet to a point; running thence
South 02"29' East a distance of 561.46 feet to a point; running thence South 02"29' East a distance of 417.56 feet to a point, which point is coincident with Coordinates X=596,951.83, Y=1,108,595.85; running thence South 59"44'30" West a distance of 484.65 feet to a point; running thence South 70"47'30" West a distance of 542.98 feet to a point; running thence South 78"34'30" West a distance of 816.34 feet to a point; running thence South 72"48' West a distance of
146.60 feet to a point; running thence South 52"26' West a distance of 433.46 feet to a point; running thence South 40"71'30" West a distance of 593.41 feet to a point, which point is coincident with Coordinates X=594,161.39, Y=1,107,192.28; running thence North
00"42'30" West a distance of 1,016.97 feet to a point; running thence North 00"06' East a distance of 549.53 feet to a point; running thence North 00"21'30" East a distance of 295.44 feet to a point, which point is coincident with Coordinates X=594,151.87, Y=1,109,054.15; running thence North 57"24' West a distance of 57.01 feet to a point; running thence North 89"09' West a distance of
335.74 feet to a point; running
thence South 89"40'30" West a distance of 112.28 feet to a point;
running thence south 00"19'30" East a distance of 30.00 feet to a point, which point is coincident with Coordinates X=593,646.04, Y=1,109,059.18; running thence South 89"40'30" West a distance of 2,332.14 feet to a point; running thence North 89"47'30" West a distance of 1,600.00 feet to a point, which point is coincident with Coordinates X=589,723.98, Y=1,109,051.57; running thence North 01"43'
East a distance of 1,300.00 feet to a point; running thence North
01"43' East a distance of 1,884.18 feet to a point; running thence
North 01"43' East a distance of 98.71 feet to a point, which point is coincident with Coordinates X=589,822.04, Y=1,112,332.99; running thence South 79"29' West a distance of 143.72 feet to a point;
running thence South 82"28' West a distance of 919.83 feet to a point; running thence South 79"40' West a distance of 26.33 feet to a point, which point is coincident with Coordinates X=588,742.93, and Y=1,112,181.46; running thence due North a distance of 3,932.11 feet to a point; which point is coincident with Coordinates X=588,742.93, Y=1,116,113.57; running thence due East a distance of 4,033.18 feet to a point; running thence due East a distance of 109.25 feet to a point; running thence North 89"58'30" East a distance of 1,329.05 feet to a point; running thence South 89"23' East a distance of 1,565.25 feet to a point; running thence South 89"23' East a distance of 1,237.46 feet to a point, which point is coincident with Coordinates X=597,017.02, Y=1,116,084.25; running thence North 00"17'
East a distance of 2,964.31 feet to a point, which point is coincident with Coordinates X=597,049.12, Y=1,119,048.39; running thence South 89"46'30" East a distance of 1,531.36 feet to a point; running North 00"13'30" East a distance of 200.00 feet to a point; running thence South 89"43'30" East a distance of 299.91 feet to a point; running thence South 89"44'30" East a distance of 278.13 feet to a point; running thence South 89"47' East a distance of 1,146.31 feet to a point, which point is coincident with Coordinates
X=600,305.59, Y=1,119,235.25; running thence North 00"29'30" East a distance of 2,595.06 feet to a point, which point is coincident with Coordinates X=600,327.69, Y=1,121,830.21; running thence South
89"38'30" East a distance of 161.46 feet to a point; running thence
South 40"59' East a distance of 120.30 feet to a point; running thence South 46"14'30" East a distance of 131.03 feet to a point;
running thence South 48"48'30" East a distance of 372.68 feet to a point; running thence South 89"38'30" East a distance of 60.87 feet to a point; running thence South 89"38'30" East a distance of 580.10 feet to a point; running thence North 00"21'30" East a distance of
424.03 feet to a point, which point is coincident with Coordinates X=601,586.73, Y=1,121,822.33; running thence South 89"38'30" East a distance of 1,667.22 feet to a point; running thence South 01"17'
West a distance of 986.51 feet to a point; running thence North
59"22' East a distance of 1,264.62 feet to a point, which point is coincident with Coordinates X=604,320.00, Y=1,121,470.00; running thence North 36"38' East a distance of 1,828.69 feet to a point, which point is coincident with Coordinates X=605,411.18, Y=1,122,937.46; running thence in a northeasterly direction along the art of a curve to the right (said curve having a radius of 888.50 feet) a distance of
889.81 feet to a point; running thence in a northeasterly direction along the arc of a curve to the right (said curve having a radius of 888.50 feet), a distance of 167.47 feet to a point; running thence
South 75"11' East a distance of 64.31 feet to a point; running thence in a southeasterly direction along the arc of a curve to the right
(said curve having a radius of 636.61 feet) a distance of 402.08 feet to a point, which point is coincident with Coordinates X=606,745.50, Y=1,123,034.98; running thence South 39"00' East a distance of 116.18 feet to a point; running thence North 61"14'30" East a distance of
155.02 feet to a point; running thence south 04"15' East a distance of 135.04 feet to a point; running thence South 04"44' East a distance of 206.55 feet to a point; running thence South 35"51' East a distance of 131.32 feet to a point; running thence South 41"53'30"
East a distance of 200.04 feet to a point; running thence South
41"36'30" East a distance of 200.02 feet to a point; running thence
South 46"45'30" East a distance of 420.57 feet to a point; running thence South 83"20' East a distance of 13.17 feet to a point; running thence South 88"53' East a distance of 209.98 feet to a point;
running thence south 89"26' East a distance of 450.52 feet to a point; running thence North 89"22' East a distance of 180.04 feet to a point; running thence South 89"36'30" East a distance of 96.00 feet to a point; running thence South 84"07' East a distance of 79.48 feet to a point; running thence South 80"00'30' East a distance of 133.04 feet to a point; running thence South 70"57'30" East a distance of
76.79 feet to a point; running thence South 65"13'30" East a distance of 647.42 feet to a point; running thence South 68"36' East a distance of 176.61 feet to a point, which point is coincident with Coordinates X=609,771.38, Y=1,121,407.62; running thence South 72"10'
East a distance of 165.47 feet to a point; running thence South
56"55'30" East a distance of 163.74 feet to a point; running thence
South 64"03'30" East a distance of 129.85 feet to a point; running thence South 77"11' East a distance of 103.65 feet to a point;
running thence South 81"48'30' East a distance of 167.26 feet to a point; running thence South 33"02'30" East a distance of 282.86 feet to a point; running thence North 86"19'30" East a distance of 302.40 feet to a point; running thence North 83"54' East a distance of
212.06 feet to a point; running thence North 69"45' East a distance of 97.18 feet to a point; running thence North 47"07' East a distance of 102.27 feet to a point; running thence North 28"27' East a distance of 105.84 feet to a point; running thence North 31"17' East a distance of 313.36 feet to a point; running thence North 63"23'30"
East a distance of 118.48 feet to a point; running thence North
67"09' East a distance of 135.00 feet to a point; running thence
North 88"10'30' East a distance of 150.88 feet to a point; running thence South 00"24'30" West a distance of 525.12 feet to a point, which point is coincident with Coordinates X=611,942.15,

Y=1,121,251.87; running thence South 88"23'30" East a distance of
420.06 feet to a point; running thence North 00"45' East a distance of 104.58 feet to a point; running thence South 88"35'30" East a distance of 209.60 feet to a point; running thence North 88"41' East a distance of 210.00 feet to a point; running thence North 00"43'30" East a distance of 420.00 feet to a point, which point is coincident with Coordinates X=612,788.21, Y=1,121,764.30; running thence North 89"52' East a distance of 626.85 feet to a point; running thence North 79"48'30" East a distance of 74.81 feet to a point; running thence North 83"16' East a distance of 319.34 feet to a point; running thence South 77"55'30" East a distance of 143.82 feet to a point; running thence North 88"38' East a distance of 860.33 feet to a point; running thence South 86"53'30" East a distance of 439.97 feet to a point; running thence South 68"23'30" East a distance of
169.19 feet to a point; running thence South 53"02' East a distance of 374.11 feet to a point, which point is coincident with Coordinates X=615,702.08, Y=1,121,495.65; running thence North 13"05'30" East a distance of 106.59 feet to a point; running thence North 31"30'30" West a distance of 268.21 feet to a point; running thence North 31"24' East a distance of 199.80 feet to the Point of Beginning.

The property hereinabove described is more particularly described on that certain Blueprint of Survey, captioned "Plant Scherer, a Plat of Project Boundary and Road & Gas Line Relocation, Fifth Land District, Monroe County, Georgia", dated April 27, 1978, prepared for Georgia Power Company, Land Department by Hugh W. Mercer, Jr., Georgia Registered Land Surveyor No. 1890, bearing Drawing No. X=154-3, to which Blueprint of Survey reference is hereby made for all purposes.

Coordinates set forth in the foregoing description are based upon the Georgia State Plane Coordinate Systems: West Zone Grid Meridian.

Together with the Plant Scherer Waterway Discharge Pipeline tract:

Burch Tract:

    All that tract of parcel of land situate, lying and being in Land Lot 173 of the 5th Land District of
    Monroe County, Georgia, being known and designated as Parcel 6-A-10-A, containing 13.83 acres of land, on that certain plat of survey entitled "Plant
    Scherer Additional Property Wastewater Discharge" dated June 9, 1992, and revised August 3, 1992, prepared by Mercer Land Surveying, Inc., which plat is recorded in Plat Book 18, page 111, in the Office of the clerk of the Superior Court of Monroe County, Georgia, and is by reference incorporated herein and made a part of this description.

    This is a portion of the identical property conveyed to Harry Lee Burch, III and Jennifer Christine Burch by Warranty Deed from Southern Land & Lumber Company dated August 7, 1991, and recorded in Deed Book 350, page 214, in the Office of the Clerk of the Superior
    Court of Monroe County, Georgia.

    Together with a non-exclusive, perpetual easement sixty (60) feet in width for ingress and egress to Georgia Highway Number 87, as shown on a plat recorded in Plat Book 17, page 93, said Clerk's
    Office.

Patton Tract:

    All that tract or parcel of land situate, lying and being in Land Lot 173 and 176 of the 5th Land
    District of Monroe County, Georgia, being known and designated as Lot 11, containing 11.53 acres of Land, on that certain plat of survey entitled "Plant
    Scherer Additional Property Wastewater Discharge" dated June 9, 1992, and revised August 3, 1992, prepared by Mercer Land Surveying, Inc., which plat is recorded in Plat Book 18, page 111, in the Office of the Clerk of the Superior Court of Monroe County, Georgia, and is by reference incorporated herein and made a part of this description.

    This is the identical property conveyed to Pat
    Patton by Warranty Deed from Southern Pine
    Plantations, Inc., dated December 28, 1991, and recorded in Deed Book 361, page 111, in the Office of the Clerk of the Superior Court of Monroe County, Georgia.

    Together with the Corrective Easement for Road given by Lawson C. Kelly to Georgia Power Company effective as of January 5, 1993, to be recorded in the aforesaid Clerk's Office.

    Together with a perpetual non-exclusive easement for ingress and egress in utilities over, across and through the 60-foot wide Existing Private Road &
    Subdivision Access Easement and the 30-foot wide
    Private Road & Subdivision Access Easement, both of which are shown on the above referred to plant, subject, however, to the Common Property Maintenance
    Agreement for River Mill Plantation dated April 2,
    1991, and recorded in Deed Book 352, page 110, said
    Clerk's Office.

    Together with a perpetual non-exclusive easement for ingress and egress over the existing driveway which serves Lots 7, 8, 9 and 10 of River Mill Plantation, as shown on plat recorded in Plat Book 17, page 172 and 173, said Clerk's Office; the centerline of said driveway being shown on said plat and extends from the 30 foot Private Road & Subdivision Access
    Easement in a Westerly and then Southwesterly direction through Lots 7, 8, 9 and 10 to the above described Lot 11.

Smith Tract:

    All that tract or parcel of land situate, lying and being in Land Lot 173 of the 5th Land district of Monroe County, Georgia, being known and designated as Parcel 6-A-8, containing 5.00 acres of land and Parcel 6-A-9-A, containing 6.51 acres of land, on that certain plat of survey entitled "Plant Scherer
    Additional Property Wastewater Discharge" dated June
    9, 1992, and revised August 3, 1992, prepared by
    Mercer Land Surveying, Inc., which plat is recorded in Plat Book 18, page 111, in the Office of the Clerk of the Superior Court of Monroe County,
    Georgia, and is by reference incorporated herein and made a part of this description.

    This is a portion of the identical property conveyed to Travis Brian Smith and Michele Franklin Smith by
    Warranty Deed from Southern Land & Lumber Company filed for record August 5, 1991, and recorded in Deed Book 349, page 280, in the Office of the Clerk of the Superior Court of Monroe County, Georgia.

Weaver Tract:

    All that tract or parcel of land situate, lying and being in Land Lots 172 and 173 of the 5th Land
    District of Monroe County, Georgia, being known and designated as Parcel 6-A-5, containing 5.00 acres of land, Parcel 6-A-6, containing 5.00 acres of land, and Parcel 6-A-7, containing 5.00 acres of land, on that certain plat of survey entitled "Plant Scherer
    Additional Property Wastewater Discharge" dated June
    9, 1992, and revised August 3, 1992, prepared by
    Mercer Land Surveying, Inc., which plat is recorded in Plat book 18, page 111, in the Office of the Clerk of the Superior Court of Monroe County,
    Georgia, and is by reference incorporated herein and made a part of this description.

    This is the identical property conveyed to Luther F.
    Weaver and Flora W. Weaver by Warranty Deed from
    Southern Land & Lumber Company dated July 22, 1991, and recorded in Deed book 349, page 34, in the Office of the Clerk of the Superior Court of Monroe
    County, Georgia.

LESS AND EXCEPT from the foregoing parcel/the following tracts:

TRACT 1:

Units 1 and 2 Site, as described in Exhibit D-1 attached hereto and made a part hereof, there being excluded from said Units 1 and 2 Site, but included within the foregoing parcel the following parcels which are described in the respective exhibits designated following the names of such parcels, the same being incorporated herein by reference:

Parcel A: Fire Protection Building and Storage Tanks, Units 1 and 2. Plant Scherer, as described on Exhibit D-2 attached hereto and made a part hereof;

Parcel B: Water Treatment Building and Storage Tanks, Units 1 and 2. Plant Scherer, as described on Exhibit D-3 attached hereto and made a part hereof;

Parcel C:  Lighter Oil Storage Facility, Units 1 and 2.  Plant
Scherer, as described on Exhibit D-4 attached hereto and made a part hereof;

Parcel D: Turbine Lubricating Oil Storage Facility, Units 1 and 2. Plant Scherer, as described on Exhibit D-5 attached hereto and made a part hereof;

Parcel E:  Hydrogen and Nitrogen Bulk Storage Facility, Units 1 and
2. Plant Scherer, as described on Exhibit D-6 attached hereto and made a part hereof.

Parcel F: Start Up Boilers, Plant Scherer, as described on Exhibit D-7 attached hereto and made a part hereof, but only to the extent that the same lie within the boundaries of the Units 1 and 2 Site, Plant Scherer.

TRACT II:

Units 3 and 4 Site, as described in Exhibit D-8 attached hereto and made a part hereof, there being excluded from said Units 3 and 4 Site, but included within the foregoing parcel the following parcels which are described in the respective exhibits designated following the names of such parcels, the same being incorporated herein by reference:

Parcel A: Fire Protection Building and Storage Tanks, Units 3 and 4. Plant Scherer, as described on Exhibit D-9 attached hereto and made part hereof;

Parcel B:  Lighter Oil Storage Facility, Units 3 and 4, Plant
Scherer, as described on Exhibit D-10 attached hereto and made a part hereof;

Parcel C: Start Up Boilers, Plant Scherer, as described on Exhibit D-11 attached hereto and made a part hereof, but only to the extent that the same lie within the boundaries of the Units 3 and 4 Site
Plant Scherer.

TRACT III:

Combustion Turbine, Plant Scherer, as described in Exhibit D-12 attached hereto and made a part hereof.

TRACT IV:

Training Building, Plant Scherer, as described in Exhibit D-13 attached hereto and hereby made a part hereof.

TRACT V:

Skills Development Center Tract, Plant Scherer, as described in
Exhibit D-14 attached hereto and made a part hereof.

TRACT VI:

Microwave Tower, Plant Scherer, as described in Exhibit D-15 attached hereto and made a part hereof.

TRACT VII:

A .44 acre tract described in Option from Georgia Timberlands, Inc. to Georgia Power Company recorded in Deed Book 98; page 93, aforesaid records. No deed is found on record in favor of Georgia Power
Company and the property is now titled in the name of Buckeye
Cellulose Corporation by virtue of a deed recorded in Deed Book 168, page 53, aforesaid records.

TRACT VIII:

A .038 acre tract deeded to Joseph C. Starr and Virginia C. Starr recorded in Deed Book 105, page 771, aforesaid records.

                EXHIBIT D-1

             UNITS 1 AND 2 SITE


ALL THAT TRACT or parcel of land situated, lying and being in the Fifth Land District of Monroe County, Georgia, and being more particularly described as follows:

BEGINNING AT A POINT coincident with Coordinates N=38,221.00, E=18,520.00 and running thence in a northeasterly direction to a point, which point is coincident with Coordinates N=38,625.00, E=19,145.00; running thence in a northerly direction to a point, which point is coincident with Coordinates N=39,230.00, E=19,140.00; running thence in an easterly direction to a point, which point is coincident with Coordinates N=39,230.00, E=19,480.00; running thence in a northerly direction to a point, which point is coincident with Coordinates N=39,289.00, E=19,468.00; running thence in an easterly direction to a point, which point is coincident with Coordinates N=39,289.00, E=20,822.00; running thence in a southerly direction to a point, which point is coincident with Coordinates N=38,889.00, E=20,822.00; running thence in an easterly direction to a point, which point is coincident with Coordinates N=38,889.00, E=21,211.00; running thence in a southerly direction to a point, which point is coincident with Coordinates N=38,819.00, E=21,211.00; running thence in a westerly direction to a point, which point is coincident with Coordinates N=38,819.00, E=20,862.00; running thence in a southwesterly direction to a point, which point is coincident with Coordinates N=38,732.00, E=20,562.00; running thence in a southerly direction to a point, which point is coincident with Coordinates N=37,555.00, E=20,562.00; running thence in a southwesterly direction to a point, which is coincident with Coordinates N=37,250.00, E=19,675.00; running thence in a northwesterly direction to the Point of Beginning.

The property hereinabove described is more particularly described on that certain Blueprint of Survey, captioned "Plant Scherer General Arrangement As Built Facilities" dated December 18, 1985, prepared by Oglethorpe Power Corporation, bearing Drawing No. FDC 1066, to which Blueprint of Survey reference is hereby made for all purposes.

Coordinates set forth in the foregoing description are based upon the Georgia Power Company Grid Coordinate System for Robert W. Scherer Plant. Georgia Power Company Coordinate, N=400+00, is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, N=1,114,000; Georgia Power Company Coordinate, E=200+00, is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, E=610,000.

                EXHIBIT D-2

FIRE PROTECTION BUILDING AND STORAGE TANKS,
        UNITS 1 AND 2, PLANT SCHERER


ALL THAT TRACT or parcel of land situated, lying and being in the Fifth Land District of Monroe County, Georgia, and being more particularly described as follows:

BEGINNING AT A POINT coincident with Coordinates N=38,640.00, E=20,303.00 and running thence in a southerly direction to a point, which point is coincident with Coordinates N=38,530.00, E=20,303.00; running thence in a westerly direction to a point, which point is coincident with Coordinates N=38,530.00, E=19,860.00; running thence in a northerly direction to a point, which point is coincident with Coordinates N=38,640.00, E=19,860.00; running thence in an easterly direction to the Point of Beginning.

The property hereinabove described is more particularly described on that certain Blueprint of Survey, captioned "Plant Scherer General Arrangement As Built Facilities" dated December 18, 1985, prepared by Oglethorpe Power Corporation, bearing Drawing No. FDC 1066, to which Blueprint of Survey reference is hereby made for all purposes.

Coordinates set forth in the foregoing description are based upon the Georgia Power Company Grid Coordinate System for the Robert W. Scherer Plant. Georgia Power Company Coordinate, N=400-00, is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, N=1,114,000; Georgia Power Company Coordinate E=200-00 is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, E=610,000.

                EXHIBIT D-3

WATER TREATMENT BUILDING AND ASSOCIATED TANKS
        UNITS 1 AND 2, PLANT SCHERER


ALL THAT TRACT or parcel of land situated, lying and being in the Fifth Land District of Monroe County, Georgia, and being more particularly described as follows:

BEGINNING AT A POINT coincident with Coordinates N=38,450.00, E=20,260.00 and running thence in a southerly direction to a point, which point is coincident with Coordinates N=38,195.00, E=20,260.00; running thence in a westerly direction to a point, which point is coincident with Coordinates N=38,195.00, E=19,830.00; running thence in a northerly direction to a point, which point is coincident with Coordinates N=38,450.00, E=19,830.00; running thence in an easterly direction to the Point of Beginning.

The property hereinabove described is more particularly described on that certain Blueprint of Survey, captioned "Plant Scherer General Arrangement As Built Facilities" dated December 18, 1985, prepared by Oglethorpe Power Corporation, bearing Drawing No. FDC 1066, to which Blueprint of Survey reference is hereby made for all purposes.

Coordinates set forth in the foregoing description are based upon the Georgia Power Company Grid Coordinate System for the Robert W. Scherer Plant. Georgia Power Company Coordinate, N=400+00, is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, N=1,114,000; Georgia Power Company Coordinate E=200+00 is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, E=610,000.

                EXHIBIT D-4

        LIGHTER OIL STORAGE FACILITY
        UNITS 1 AND 2, PLANT SCHERER


ALL THAT TRACT or parcel of land situated, lying and being in the Fifth Land District of Monroe County, Georgia, and being more particularly described as follows:

BEGINNING AT A POINT coincident with Coordinates N=38,120.00, E=20,479.39 and running thence in a southerly direction to a point, which point is coincident with Coordinates N=37,990.00, E=20,479.39; running thence in a westerly direction to a point, which point is coincident with Coordinates N=37,990.00, E=20,360.00; running thence in a northerly direction to a point, which point is coincident with Coordinates N=38,120.00, E=20,360.00; running thence in an easterly direction to the Point of Beginning.

The property hereinabove described is more particularly described on that certain Blueprint of Survey, captioned "Plant Scherer General Arrangement As Built Facilities" dated December 18, 1985, prepared by Oglethorpe Power Corporation, bearing Drawing No. FDC 1066, to which Blueprint of Survey reference is hereby made for all purposes.

Coordinates set forth in the foregoing description are based upon the Georgia Power Company Grid Coordinate System for the Robert W. Scherer Plant. Georgia Power Company Coordinate, N=400+00, is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, N=1,114,000; Georgia Power Company Coordinate E=200-00, is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, E=610,000.

                EXHIBIT D-5

 TURBINE LUBRICATING OIL STORAGE FACILITY,
        UNITS 1 AND 2, PLANT SCHERER


ALL THAT TRACT or parcel of land situated, lying and being in the Fifth Land District of Monroe County, Georgia, and being more particularly described as follows:

BEGINNING AT A POINT coincident with Coordinates N=38,516.00, E=19,410.00; and running thence in a southerly direction to a point, which point is coincident with Coordinates N=38,442.50, E=19,410.00; running thence in a westerly direction to a point, which point is coincident with Coordinates N=38,442.50, E=19,338.67; running thence in a northerly direction to a point, which point is coincident with Coordinates N=38,516.00, E=19,338.67; running thence in an easterly direction to the Point of Beginning.

The property hereinabove described is more particularly described on that certain Blueprint of Survey, captioned "Plant Scherer General Arrangement As Built Facilities" dated December 18, 1985, prepared by Oglethorpe Power Corporation, bearing Drawing No. FDC 1066, to which Blueprint of Survey reference is hereby made for all purposes.

Coordinates set forth in the foregoing description are based upon the Georgia Power Company Grid Coordinate System for the Robert W. Scherer Plant. Georgia Power Company Coordinate, N=400+00, is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian N=1,114,000; Georgia Power Company Coordinate E=200+00, is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, E=610,000.

                EXHIBIT D-6

HYDROGEN AND NITROGEN BULK STORAGE FACILITY,
         UNITS 1 AND 2, PLANT SCHERER


ALL THAT TRACT or parcel of land situated, lying and being in the Fifth Land District of Monroe County, Georgia, and being more particularly described as follows:

BEGINNING AT A POINT coincident with Coordinates N=38,310.50, E=19,412.00; and running thence in a southerly direction to a point, which point is coincident with Coordinates N=38,195.50, E=19,412.00; running thence in a westerly direction to a point, which point is coincident with Coordinates N=38,195.50, E=19,368.00; running thence in a northerly direction to a point, which point is coincident with Coordinates N=38,310.50, E=19,368.00; running thence in an easterly direction to the Point of Beginning.

The property hereinabove described is more particularly described on that certain Blueprint of Survey, captioned "Plant Scherer General Arrangement As Built Facilities" dated December 18, 1985, prepared by Oglethorpe Power Corporation, bearing Drawing No. FDC 1066, to which Blueprint of Survey reference is hereby made for all purposes.

Coordinates set forth in the foregoing description are based upon the Georgia Power Company Grid Coordinate System for the Robert W. Scherer Plant. Georgia Power Company Coordinate, N=400+00, is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, N=1,114,000; Georgia Power Company Coordinate E=200-00 is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, E=610,000.

                EXHIBIT D-7

              START UP BOILERS
               PLANT SCHERER


ALL THAT TRACT or parcel of land situated, lying and being in the Fifth Land District of Monroe County, Georgia, and being more particularly described as follows:

BEGINNING AT A POINT coincident with Coordinates N=39,336.00, E=19,803.00; and running thence in a southerly direction to a point, which point is coincident with Coordinates N=39,254.00, E=19,803.00; running thence in a westerly direction to a point, which point is coincident with Coordinates N=39,254.00, E=19,715.00; running thence in a northerly direction to a point, which point is coincident with Coordinates N=39,336.00, E=19,715.00; running thence in an easterly direction to the Point of Beginning.

The property hereinabove described is more particularly described on that certain Blueprint of Survey, captioned "Plant Scherer General Arrangement As Built Facilities" dated December 18, 1985, prepared by Oglethorpe Power Corporation, bearing Drawing No. FDC 1066, to which Blueprint of Survey reference is hereby made for all purposes.

Coordinates set forth in the foregoing description are based upon the Georgia Power Company Grid Coordinate System for the Robert W. Scherer Plant. Georgia Power Company Coordinate, N=400+00, is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, N=1,114,000; Georgia Power Company Coordinate E=200+00, is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, E=610,000.

                EXHIBIT D-8

             UNITS 3 AND 4 SITE

ALL THAT TRACT or parcel of land situated, lying and being in the Fifth Land District of Monroe County, Georgia, and being more particularly described as follows:

BEGINNING AT A POINT coincident with Coordinates N=39,289.00, E=20,822.00 and running thence in a westerly direction to a point, which point is coincident with Coordinates N=39,289.00, E=19,468.00; running thence in a northerly direction to a point, which point is coincident with Coordinates N=39,425.00, E=19,468.00; running thence in a westerly direction to a point, which point is coincident with Coordinates N=39,425.00, E=19,128.00; running thence in a northerly direction to a point, which point is coincident with Coordinates N=40,119.00, E=19,128.00; running thence in a westerly direction to a point, which point is coincident with Coordinates N=40,119.00, E=18,668.00; running thence in a northerly direction to a point, which point is coincident with Coordinates N=40,509.00, E=18,668.00; running thence in a northeasterly direction to a point, which point is coincident with Coordinates N=40,786.00, E=18,836.00; running thence in a northerly direction to a point, which point is coincident with Coordinates N=40,986.00, E=18,840.00; running thence in a northeasterly direction to a point, which point is coincident with Coordinates N=41,063.00, E=20,573.00; running thence in a southerly direction to a point, which point is coincident with Coordinates N=39,895.00, E=20,567.00; running thence in a southeasterly direction to a point, which point is coincident with Coordinates N=39,805.00, E=20,822.00; running thence in an easterly direction to a point, which point is coincident with Coordinates N=39,805.00, E=21,207.00; running thence in a southerly direction to a point, which point is coincident with Coordinates N=39,695.00, E=21,207.00; running thence in a westerly direction to a point, which point is coincident with Coordinates N=39,695.00, E=20,822.00; running thence in a southerly direction to the Point of Beginning.

The property hereinabove described is more particularly described on that certain Blueprint of Survey, captioned "Plant Scherer General Arrangement As Built Facilities" dated December 18, 1985, prepared by Oglethorpe Power Corporation, bearing Drawing No. FDC 1066, to which Blueprint of Survey reference is hereby made for all purposes.

Coordinates set forth in the foregoing description are based upon the Georgia Power Company Grid Coordinate System for Robert W. Scherer Plant. Georgia Power Company Coordinate, N=400+00, is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, N=1,114,000; Georgia Power Company Coordinate, E=200+00, is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, E=610,000.

                EXHIBIT D-9

FIRE PROTECTION BUILDING AND STORAGE TANKS,
        UNITS 3 AND 4, PLANT SCHERER


ALL THAT TRACT or parcel of land situated, lying and being in the Fifth Land District of Monroe County, Georgia, and being more particularly described as follows:

BEGINNING AT A POINT coincident with Coordinates N=40,075.00, E=20,303.00; and running thence in a southerly direction to a point, which point is coincident with Coordinates N=39,951.10, E=20,303.00; running thence in a westerly direction to a point, which point is coincident with Coordinates N=39,951.10, E=19,860.00; running thence in a northerly direction to a point, which point is coincident with Coordinates N=40,075.00, E=19,860.00; running thence in an easterly direction to the Point of Beginning.

The property hereinabove described is more particularly described on that certain Blueprint of Survey, captioned "Plant Scherer General Arrangement As Built Facilities" dated December 18, 1985, prepared by Oglethorpe Power Corporation, bearing Drawing No. FDC 1066, to which Blueprint of Survey reference is hereby made for all purposes.

Coordinates set forth in the foregoing description are based upon the Georgia Power Company Grid Coordinate System for the Robert W. Scherer Plant. Georgia Power Company Coordinate, N=400+00, is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, N=1,114,000; Georgia Power Company Coordinate E=200-00 is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, E=610,000.

                EXHIBIT D-10

        LIGHTER OIL STORAGE FACILITY
        UNITS 3 AND 4, PLANT SCHERER


ALL THAT TRACT or parcel of land situated, lying and being in the Fifth Land District of Monroe County, Georgia, and being more particularly described as follows:

BEGINNING AT A POINT coincident with Coordinates N=40,604.78, E=20,500.00; and running thence in a southerly direction to a point, which point is coincident with Coordinates N=40,490.43, E=20,500.00; running thence in a westerly direction to a point, which point is coincident with Coordinates N=40,490.43, E=20,385.00; running thence in a northerly direction to a point, which point is coincident with Coordinates N=40,604.78, E=20,385.00; running thence in an easterly direction to the Point of Beginning.

The property hereinabove described is more particularly described on that certain Blueprint of Survey, captioned "Plant Scherer General Arrangement As Built Facilities" dated December 18, 1985, prepared by Oglethorpe Power Corporation, bearing Drawing No. FDC 1066, to which Blueprint of Survey reference is hereby made for all purposes.

Coordinates set forth in the foregoing description are based upon the Georgia Power Company Grid Coordinate System for the Robert W. Scherer Plant. Georgia Power Company Coordinate, N=400+00, is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, N=1,114,000; Georgia Power Company Coordinate E=200+00 is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, E=610,000.

                EXHIBIT D-11

              START UP BOILERS
               PLANT SCHERER


ALL THAT TRACT or parcel of land situated, lying and being in the Fifth Land District of Monroe County, Georgia, and being more particularly described as follows:

BEGINNING AT A POINT coincident with Coordinates N=39,336.00, E=19,803.00; and running thence in a southerly direction to a point, which point is coincident with Coordinates N=39,254.00, E=19,803.00; running thence in a westerly direction to a point, which point is coincident with Coordinates N=39,254.00, E=19,715.00; running thence in a northerly direction to a point, which point is coincident with Coordinates N=39,336.00, E=19,715.00; running thence in an easterly direction to the Point of Beginning.

The property hereinabove described is more particularly described on that certain Blueprint of Survey, captioned "Plant Scherer General Arrangement As Built Facilities" dated December 18, 1985, prepared by Oglethorpe Power Corporation, bearing Drawing No. FDC 1066, to which Blueprint of Survey reference is hereby made for all purposes.

Coordinates set forth in the foregoing description are based upon the Georgia Power Company Grid Coordinate System for the Robert W. Scherer Plant. Georgia Power Company Coordinate, N=400+00, is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, N=1,114,000; Georgia Power Company Coordinate E=200+00 is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, E=610,000.

                EXHIBIT D-12

     COMBUSTION TURBINE, PLANT SCHERER


ALL THAT TRACT or parcel of land situated, lying and being in the Fifth Land District of Monroe County, Georgia, and being more particularly described as follows:

BEGINNING AT A POINT coincident with Coordinates N=39,819.00, E=18,285.00 and running thence in a northerly direction to a point, which point is coincident with Coordinates N=40,119.00, E=18,285.00; running thence in an easterly direction to a point, which point is coincident with Coordinates N=40,119.00, E=18,608.00; running thence in a northerly direction to a point, which point is coincident with Coordinates N=40,521.00, E=18,608.00; running thence in a northeasterly direction to a point, which point is coincident with Coordinates N=40,809.00, E=18,776.00; running thence in a northerly direction to a point, which point is coincident with Coordinates N=41,181.00, E=18,776.00; running thence in a westerly direction to a point, which point is coincident with Coordinates N=41,181.00, E=18,606.00; running thence in a northerly direction to a point, which point is coincident with Coordinates N=41,581.00, E=18,606.00; running thence in an easterly direction to a point, which point is coincident with Coordinates N=41,581.00, E=19,005.00; running thence in a southerly direction to a point, which point is coincident with Coordinates N=41,181.00, E=19,005.00; running thence in a westerly direction to a point, which point is coincident with Coordinates N=41,181.00, E=18,835.00; running thence in a southerly direction to a point, which point is coincident with Coordinates N=40,986.00, E=18,840.00; running thence in a southerly direction to a point, which point is coincident with Coordinates N=40,786.00, E=18,836.00; running thence in a southwesterly direction to a point, which point is coincident with Coordinates N=40,509.00, E=18,668.00; running thence in a southerly direction to a point, which point is coincident with Coordinates N=40,119.00, E=18,668.00; running thence in an easterly direction to a point, which point is coincident with Coordinates N=40,119.00, E=18,808.00; running thence in a southerly direction to a point, which point is coincident with Coordinates N=39,819.00, E=18,808.00; running thence in a westerly direction to the Point of Beginning.

The property hereinabove described is more particularly described on that certain Blueprint of Survey, captioned "Plant Scherer General Arrangement As Built Facilities" dated December 18, 1985, prepared by Oglethorpe Power Corporation, bearing Drawing No. FDC 1066, to which Blueprint of Survey reference is hereby made for all purposes.

Coordinates set forth in the foregoing description are based upon the Georgia Power Company Grid Coordinate System for the Robert W. Scherer Plant. Georgia Power Company Coordinate, N=400+00; is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, N=1,114,000; Georgia Power Company Coordinate, E=200+00 is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, E=610,000.

                EXHIBIT D-13

      TRAINING BUILDING, PLANT SCHERER


ALL THAT TRACT or parcel of land situated, lying and being in the Fifth Land District of Monroe County, Georgia, and being more particularly described as follows:

BEGINNING AT A POINT coincident with Coordinates N=39,984.52, E=24,306.53 and running thence in a southeasterly direction to a point, which point is coincident with Coordinates N=39,954.00, E=24,480.00; running thence in an southeasterly direction to a point, which point is coincident with Coordinates N=39,943.17, E=24,506.03; running thence in a southeasterly direction to a point, which point is coincident with Coordinates N=39,939.19, E=24,525.53; running thence in a southeasterly direction to a point, which point is coincident with Coordinates N=39,892.38, E=24,609.26; running thence in a southeasterly direction to a point, which point is coincident with Coordinates N=39,756.13, E=24,718.20; running thence in a southeasterly direction to a point, which point is coincident with Coordinates N=39,657.08, E=24,789.53; running thence in a southwesterly direction to a point, which point is coincident with Coordinates N=39,574.45, E=24,724.00; running thence in a southwesterly direction to a point, which point is coincident with Coordinates N=39,469.21, E=24,688.82; running thence in a southwesterly direction to a point, which point is coincident with Coordinates N=39,323.36, E=24,619.62; running thence in a northwesterly direction to a point, which point is coincident with Coordinates N=39,360.53, E=24,463.36; running thence in a northwesterly direction to a point, which point is coincident with Coordinates N=39,461.96, E=24,273.51; running thence in a northwesterly direction to a point, which point is coincident with Coordinates N=39,567.20, E=24,241.16; running thence in a northerly direction to a point, which point is coincident with Coordinates N=39,756.65, E=24,265.00; running thence in a northerly direction to the Point of Beginning.

The property hereinabove described is more particularly described on that certain Blueprint of Survey, captioned "Plant Scherer General Arrangement As Built Facilities" dated December 18, 1985, prepared by Oglethorpe Power Corporation, bearing Drawing No. FDC 1066, to which Blueprint of Survey reference is hereby made for all purposes.

Coordinates set forth in the foregoing description are based upon the Georgia Power Company Grid Coordinate System for the Robert W. Scherer Plant. Georgia Power Company Coordinate, N=400+00 is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, N=1,114,000; Georgia Power Company Coordinate, E=200+00 is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, E=610,000.

                EXHIBIT D-14

SKILLS DEVELOPMENT CENTER TRACT, PLANT SCHERER


ALL THAT TRACT or parcel of land situated, lying and being in Land Lots 149, 150, 151, 170, 171, 172 and 173, G.M.D. 466 of the Fifth
Land District of Monroe County, Georgia, and being more particularly described as follows:

BEGINNING at an iron pin set at the point formed by the intersection of the southwesterly right-of-way line of Georgia Highway No. 87 (200-foot right-of-way, as located on October 25, 1979) and the westerly right-of-way line of Holly Grove Road (100-foot right-of-way, as located on October 25, 1979); running thence southwesterly along the westerly right-of-way line of Holly Grove Road and following the curvature thereof the following courses and distances:
South 63 degrees 24 minutes West a distance of 524.11 feet to a point; South 60 degrees 39 minutes West a distance of 66.70 feet to a point; South 51 degrees 56 minutes 30 seconds West a distance of
108.57 feet to a point; South 46 degrees 54 minutes 30 seconds West a distance of 28.90 feet to a point; South 41 degrees 34 minutes 30 seconds West a distance of 28.90 feet to a point; South 36 degrees 31 minutes 30 seconds West a distance of 108.91 feet to a point; South 26 degrees 04 minutes West a distance of 61.60 feet to a point; South 22 degrees 58 minutes 30 seconds West a distance of 2,661.20 feet to a point; South 26 degrees 34 minutes West a distance of 98.08 feet to a point; South 39 degrees 35 minutes 30 seconds West a distance of
89.74 feet to a point; South 50 degrees 12 minutes West a distance of
89.28 feet to a point; South 52 degrees 32 minutes West a distance of
335.79 feet to an iron pin set at a point on the westerly right-of-way line of Holly Grove Road which point is coincident with Coordinates X=614,951.00, Y=1,115,824.56; thence leaving said right-of-way line and running North 65 degrees 03 minutes West a distance of 1,543.10 feet to an iron pin set at a point, which point is coincident with Coordinates X=613,551.95, Y=1,116,475.56; running thence North 28 degrees 08 minutes 30 seconds East a distance of
956.09 feet to an iron pin set at a point, which point is coincident with Coordinates X=614,002.92, Y=1,117,318.61; running thence North 69 degrees 15 minutes West a distance of 346.64 feet to an iron pin set at a point, which point is coincident with Coordinates X=613,678.77, Y=1,117,441.43, which point is hereinafter referred to as Point A; running thence North 69 degrees 15 minutes West a distance of 20 feet, more or less, to the centerline of the thread of Berry Creek; thence running in a northeasterly direction following the meanderings of the centerline of the thread of Berry Creek (the same being the boundary of the property herein described) to the point formed by the intersection of the centerline of the thread of Berry Creek

           EXHIBIT D-14 continued


and the southwesterly right-of-way line of Georgia Highway No. 87 (a 200-foot right-of-way); thence running South 44 degrees 46 minutes 30 seconds East a distance of 16 feet, more or less, to an iron pin recovered on said right-of-way line, said point being coincident with Coordinates X=615,648.47, Y=1,121,930.40; which point is hereinafter referred to as Point B, said Point B being located on a traverse line extending along the thread of Berry Creek from Point A and Point B the following courses and distances: North 27 degrees 54 minutes
East a distance of 210.72 feet to a point; North 87 degrees 46 minutes 30 seconds East a distance of 217.50 feet to a point; North
43 degrees 56 minutes East a distance of 620.60 feet to a point;
North 28 degrees 09 minutes East a distance of 476.64 feet to a point; North 14 degrees 09 minutes East a distance of 245.39 feet to a point; North 21 degrees 59 minutes East a distance of 207.43 feet to a point; North 04 degrees 00 minutes 30 seconds East a distance of
342.76 feet to a point; North 86 degrees 35 minutes 30 seconds East a distance of 136.32 feet to a point; North 27 degrees 23 minutes East a distance of 475.03 feet to a point; North 29 degrees 42 minutes 30 seconds East a distance of 361.79 feet to a point; North 52 degrees
05 minutes West a distance of 284.89 feet to a point; North 03 degrees 06 minutes 30 seconds West a distance of 353.92 feet to a point; North 52 degrees 40 minutes East a distance of 312.83 feet to a point; North 00 degrees 24 minutes 30 seconds West a distance of
504.79 feet to a point; South 68 degrees 54 minutes East a distance of 159.80 feet to a point; North 33 degrees 35 minutes East a distance of 372.77 feet to an iron pin recovered at a point, which point is coincident with Coordinates X=615,702.08, Y=1,121,495.65; North 43 degrees 46 minutes East a distance of 140.23 feet to a point; North 11 degrees 05 minutes West a distance of 152.27 feet to a point; North 33 degrees 23 minutes 30 seconds West a distance of
220.46 feet to Point B; from Point B, running thence southerly and easterly along the southwesterly right-of-way line of Georgia Highway No. 87 and following the curvature thereof the following courses and distances: South 44 degrees 46 minutes 30 seconds East a distance of
151.68 feet to a point; South 32 degrees 59 minutes East a distance of 360.37 feet to a point; South 33 degrees 19 minutes East a distance of 296.67 feet to a point; South 30 degrees 18 minutes 30 seconds East a distance of 168.81 feet to a point; South 28 degrees
22 minutes East a distance of 300.02 feet to a point; South 27 degrees 02 minutes East a distance of 299.11 feet to a point; South
26 degrees 34 minutes 30 seconds East a distance of 1,011.79 feet to a point; South 26 degrees 22 minutes East a distance of 204.18 feet to an iron pin recovered at a point on the southwesterly right-of-way line of Georgia Highway No. 87, which point is coincident with Coordinates X=617,021.51, Y=1,119,508.58; running thence South 26

           EXHIBIT D-14 continued


degrees 38 minutes East a distance of 332.49 feet along the southwesterly right-of-way line of Georgia Highway No. 87 to an iron pin set at the Point of Beginning.

The property hereinabove described is more particularly described on that certain Blueprint of Survey, captioned "Plant Scherer, Skills Development Center Tract - Land Lots 149, 150, 151, 170, 171, 172 and 173, G.M.D. 466 of the Fifth Land District, Monroe County, Georgia" dated October 25, 1979, prepared for the Georgia Power Company, Land Department, Atlanta, Georgia, by Hugh W. Mercer, Jr., Georgia Registered Land Surveyor No. 1890, bearing Drawing No. N-85-30 to which Blueprint of Survey reference is hereby made for all purposes.

Coordinates set forth in the foregoing description are based upon the Georgia State Plane Coordinate System: West Zone Grid Meridian.

                EXHIBIT D-15

              MICROWAVE TOWER,
        UNITS 3 AND 4, PLANT SCHERER


ALL THAT TRACT or parcel of land situated, lying and being in the Fifth Land District of Monroe County, Georgia and which is situated within the circumferential boundary of a circle having a radius of 200 feet, and a centerpoint which is coincident with Coordinates N=41,000.00, E=18,250.00.

The property hereinabove described is more particularly described on that certain Blueprint of Survey, captioned "Plant Scherer General Arrangement As Built Facilities" dated December 18, 1985, prepared by Oglethorpe Power Corporation, bearing Drawing No. FDC 1066, to which Blueprint of Survey reference is hereby made for all purposes.

Coordinates set forth in the foregoing description are based upon the Georgia Power Company Grid Coordinate System for the Robert W. Scherer Plant. Georgia Power Company Coordinate, N=400+00, is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, N=1,114,000; Georgia Power Company Coordinate, E=200+00 is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, E=610,000.

                EXHIBIT "E"

              UNIT 3 PROPERTY


ALL THAT TRACT or parcel of land situated, lying and being in the Fifth Land District of Monroe County, Georgia, and being more particularly described as follows:

BEGINNING at a point coincident with Coordinates N=39,655.00, E=19,128.00 and running thence in a easterly direction to a point which is coincident with Coordinates N=39,655.00, E=19,830.00; running thence in a southerly direction to a point which is coincident with Coordinates N=39,630.00, E=19,830.00; running thence in a easterly direction to a point which is coincident with Coordinates N=39,630.00, E=20,282.00; running thence in a southerly direction to a point which is coincident with Coordinates N=39,590.00, E= 20,282.00; running thence in a easterly direction to a point which is coincident with Coordinates N=39,590.00, E=20,372.00; running thence in a northerly direction to a point which is coincident with Coordinates N=39,630.00, E=20,372.00; running thence in a easterly direction to a point which is coincident with Coordinates N=39,630.00, E=20,567.00; running thence in a southerly direction to a point which is coincident with Coordinates N=39,289.00, E=20,567.00; running thence in a westerly direction to a point which is coincident with Coordinates N=39,259.00, E=19,803.00; running thence in a northerly direction to a point which is coincident with Coordinates N=39,336.00, E=19,803.00; running thence in a westerly direction to a point which is coincident with Coordinates N=39,336.00, E=19,715.00; running thence in a southerly direction to a point which is coincident with Coordinates N=39,269.00, E=19,715.00; running thence in a westerly direction to a point which is coincident with Coordinates N=39,289.00, E=19,468.00; running thence in a northerly direction to a point which is coincident with Coordinates N=39,425.00, E=19,468.00; running thence in a westerly direction to a point which is coincident with Coordinates N=39,425.00, E=19,128.00; running thence in a northerly direction to the Point of Beginning.

The property hereinabove described is more particularly described on that certain Blueprint of Survey, captioned "Plant Scherer, General Arrangement, Plant Site," dated February 12, 1976, last revised September 23, 1982, prepared for the Georgia Power Company by Southern Services, Inc., bearing Drawing No. EIM 1006, to which Blueprint of Survey reference is hereby made for all purposes.

Coordinates set forth in the foregoing description are based upon the Georgia Power Company Grid Coordinate System for Robert W. Scherer Plant; Georgia Power Company Coordinate, N=400+00, is coincident with Georgia State Plane Coordinate: West Zone Grid

Meridian, N=1,114,000; Georgia Power Company Coordinate, E=200+00 is coincident with Georgia State Plane Coordinate: West Zone Grid
Meridian, E=610,000.

                EXHIBIT "F"

             UNITS 1 AND 2 SITE


ALL THAT TRACT or parcel of land situated, lying and being in the Fifth Land District of Monroe County, Georgia, and being more particularly described as follows:

BEGINNING AT A POINT coincident with Coordinates N=38,221.00, E=18,520.00 and running thence in a northeasterly direction to a point, which point is coincident with Coordinates N=38,625.00, E=19,145.00; running thence in a northerly direction to a point, which point is coincident with Coordinates N=39,230.00, E=19,140.00; running thence in an easterly direction to a point, which point is coincident with Coordinates N=39,230.00, E=19,480.00; running thence in a northerly direction to a point, which point is coincident with Coordinates N=39,289.00, E=19,468.00; running thence in an easterly direction to a point, which point is coincident with Coordinates N=39,289.00, E=20,822.00; running thence in a southerly direction to a point, which point is coincident with Coordinates N=38,889.00, E=20,822.00; running thence in an easterly direction to a point, which point is coincident with Coordinates N=38,889.00, E=21,211.00; running thence in a southerly direction to a point, which point is coincident with Coordinates N=38,819.00, E=21,211.00; running thence in a westerly direction to a point, which point is coincident with Coordinates N=38,819.00, E=20,862.00; running thence in a southwesterly direction to a point, which point is coincident with Coordinates N=38,732.00, E=20,562.00; running thence in a southerly direction to a point, which point is coincident with Coordinates N=37,555.00, E=20,562.00; running thence in a southwesterly direction to a point, which point is coincident with Coordinates N=37,250.00, E=19,675.00; running thence in a northwesterly direction to the Point of Beginning.

The property hereinabove described is more particularly described on that certain Blueprint of Survey, captioned "Plant Scherer General Arrangement As Built Facilities" dated December 18, 1985, prepared by Oglethorpe Power Corporation, bearing Drawing No. FDC 1066, to which Blueprint of Survey reference is hereby made for all purposes.

Coordinates set forth in the foregoing description are based upon the Georgia Power Company Grid Coordinate System for Robert W. Scherer Plant. Georgia Power Company Coordinate, N=400+00, is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, N=1,114,000; Georgia Power Company Coordinate, E=200+00, is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, E=610,000.

                EXHIBIT "G"

FIRE PROTECTION BUILDING AND STORAGE TANKS,
        UNITS 1 AND 2, PLANT SCHERER


ALL THAT TRACT or parcel of land situated, lying and being in the Fifth Land District of Monroe County, Georgia, and being more particularly described as follows:

BEGINNING AT A POINT coincident with Coordinates N=38,640.00, E=20,303.00 and running thence in a southerly direction to a point, which point is coincident with Coordinates N=38,530.00, E=20,303.00; running thence in a westerly direction to a point, which point is coincident with Coordinates N=38,530.00, E=19,860.00; running thence in a northerly direction to a point, which point is coincident with Coordinates N=38,640.00, E=19,860.00; running thence in an easterly direction to a Point of Beginning.

The property hereinabove described is more particularly described on that certain Blueprint of Survey, captioned "Plant Scherer General Arrangement As Built Facilities" dated December 18, 1985, prepared by Oglethorpe Power Corporation, bearing Drawing No. FDC 1066, to which Blueprint of Survey reference is hereby made for all purposes.

Coordinates set forth in the foregoing description are based upon the Georgia Power Company Grid Coordinate System for the Robert W. Scherer Plant. Georgia Power Company Coordinate, N=400-00, is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, N=1,114,000; Georgia Power Company Coordinate E=200-00 is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, E=610,000.

                EXHIBIT "G"

        LIGHTER OIL STORAGE FACILITY
        UNITS 1 AND 2, PLANT SCHERER


ALL THAT TRACT or parcel of land situated, lying and being in the Fifth Land District of Monroe County, Georgia, and being more particularly described as follows:

BEGINNING AT A POINT coincident with Coordinates N=38,120.00, E=20,479.39 and running thence in a southerly direction to a point, which point is coincident with Coordinates N=37,990.00, E=20,479.39; running thence in a westerly direction to a point, which point is coincident with Coordinates N=37,990.00, E=20,360.00; running thence in a northerly direction to a point, which point is coincident with Coordinates N=38,120.00, E=20,360.00; running thence in an easterly direction to the Point of Beginning.

The property hereinabove described is more particularly described on that certain Blueprint of Survey, captioned "Plant Scherer General Arrangement As Built Facilities" dated December 18, 1985, prepared by Oglethorpe Power Corporation, bearing Drawing No. FDC 1066, to which Blueprint of Survey reference is hereby made for all purposes.

Coordinates set forth in the foregoing description are based upon the Georgia Power Company Grid Coordinate System for the Robert W. Scherer Plant. Georgia Power Company Coordinate, N=400+00, is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, N=1,114,000; Georgia Power Company Coordinate E=200-00, is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, E=610,000.

                EXHIBIT "G"

 TURBINE LUBRICATING OIL STORAGE FACILITY,
        UNITS 1 AND 2, PLANT SCHERER


ALL THAT TRACT or parcel of land situated, lying and being in the Fifth Land District of Monroe County, Georgia, and being more particularly described as follows:

BEGINNING AT A POINT coincident with Coordinates N=38,516.00, E=19,410.00; and running thence in a southerly direction to a point, which point is coincident with Coordinates N=38,442.50, E=19,410.00; running thence in a westerly direction to a point, which point is coincident with Coordinates N=38,442.50, E=19,338.67; running thence in a northerly direction to a point, which point is coincident with Coordinates N=38,516.00, E=19,338.67; running thence in an easterly direction to the Point of Beginning.

The property hereinabove described is more particularly described on that certain Blueprint of Survey, captioned "Plant Scherer General Arrangement As Built Facilities" dated December 18, 1985, prepared by Oglethorpe Power Corporation, bearing Drawing No. FDC 1066, to which Blueprint of Survey reference is hereby made for all purposes.

Coordinates set forth in the foregoing description are based upon the Georgia Power Company Grid Coordinate System for the Robert W. Scherer Plant. Georgia Power Company Coordinate, N=400+00, is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, N=1,114,000; Georgia Power Company Coordinate E=200+00 is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, E=610,000.

                EXHIBIT "G"

HYDROGEN AND NITROGEN BULK STORAGE FACILITY,
        UNITS 1 AND 2, PLANT SCHERER


ALL THAT TRACT or parcel of land situated, lying and being in the Fifth Land District of Monroe County, Georgia, and being more particularly described as follows:

BEGINNING AT A POINT coincident with Coordinates N=38,310.50, E=19,412.00; and running thence in a southerly direction to a point, which point is coincident with Coordinates N=38,195.50, E=19,412.00; running thence in a westerly direction to a point, which point is coincident with Coordinates N=38,195.50, E=19,368.00; running thence in a northerly direction to a point, which point is coincident with Coordinates N=38,310.50, E=19,368.00; running thence in an easterly direction to the Point of Beginning.

The property hereinabove described is more particularly described on that certain Blueprint of Survey, captioned "Plant Scherer General Arrangement As Built Facilities" dated December 18, 1985, prepared by Oglethorpe Power Corporation, bearing Drawing No. FDC 1066, to which Blueprint of Survey reference is hereby made for all purposes.

Coordinates set forth in the foregoing description are based upon the Georgia Power Company Grid Coordinate System for the Robert W. Scherer Plant. Georgia Power Company Coordinate, N=400+00, is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, N=1,114,000; Georgia Power Company Coordinate E=200-00 is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, E=610,000.

                EXHIBIT "G"

WATER TREATMENT BUILDING AND ASSOCIATED STORAGE TANKS
            UNITS 1 AND 2, PLANT SCHERER


ALL THAT TRACT or parcel of land situated, lying and being in the Fifth Land District of Monroe County, Georgia, and being more particularly described as follows:

BEGINNING AT A POINT coincident with Coordinates N=38,450.00, E=20,260.00 and running thence in a southerly direction to a point, which point is coincident with Coordinates N=38,195.00, E=20,260.00; running thence in a westerly direction to a point, which point is coincident with Coordinates N=38,195.00, E=19,830.00; running thence in a northerly direction to a point, which point is coincident with Coordinates N=38,450.00, E=19,830.00; running thence in an easterly direction to the Point of Beginning.

The property hereinabove described is more particularly described on that certain Blueprint of Survey, captioned "Plant Scherer General Arrangement As Built Facilities" dated December 18, 1985, prepared by Oglethorpe Power Corporation, bearing Drawing No. FDC 1066, to which Blueprint of Survey reference is hereby made for all purposes.

Coordinates set forth in the foregoing description are based upon the Georgia Power Company Grid Coordinate System for the Robert W. Scherer Plant. Georgia Power Company Coordinate, N=400+00, is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, N=1,114,000; Georgia Power Company Coordinate E=200+00 is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, E=610,000.

                EXHIBIT "G"

              START UP BOILERS
                PLANT SCHERER


ALL THAT TRACT or parcel of land situated, lying and being in the Fifth Land District of Monroe County, Georgia, and being more particularly described as follows:

BEGINNING AT A POINT coincident with Coordinates N=39,336.00, E=19,803.00; and running thence in a southerly direction to a point, which point is coincident with Coordinates N=39,254.00, E=19,803.00; running thence in a westerly direction to a point, which point is coincident with Coordinates N=39,254.00, E=19,715.00; running thence in a northerly direction to a point, which point is coincident with Coordinates N=39,336.00, E=19,715.00; running thence in an easterly direction to the Point of Beginning.

The property hereinabove described is more particularly described on that certain Blueprint of Survey, captioned "Plant Scherer General Arrangement As Built Facilities" dated December 18, 1985, prepared by Oglethorpe Power Corporation, bearing Drawing No. FDC 1066, to which Blueprint of Survey reference is hereby made for all purposes.

Coordinates set forth in the foregoing description are based upon the Georgia Power Company Grid Coordinate System for the Robert W. Scherer Plant. Georgia Power Company Coordinate, N=400+00, is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, N=1,114,000; Georgia Power Company Coordinate E=200+00 is coincident with Georgia State Plane Coordinate: West Zone Grid Meridian, E=610,000.

                 EXHIBIT H

              (Non-Exhaustive)
             SCHERER UNIT NO. 4
        GENERATOR STEP-UP SUBSTATION


Line      Description

  1.  Site Improvements
  2.  Yard Lighting
  3.  Fire Protection System
      (including building)
  4.  Duct System
  5.  Site Grounding System
  6.  Foundations and Pilings
  7.  High Voltage Structures
  8.  Low Voltage Structures
  9.  Step-Up Transformers 25/500 KV
 10.  Start-Up Transformers 115/6.9 KV
 11.  Station Service Transformers 25/6.9 KV
 12.  3 Phase GO AB Switches
 13.  Lightning Arresters
 14.  Potential Transformers
 15.  Overhead Bus

As supplemented by GPC continuing property records maintained in accordance with the Uniform System of Accounts

                 EXHIBIT I

              (Non-Exhaustive)
             SCHERER UNIT NO. 4
      EQUIPMENT LOCATED IN SWITCHYARD


Line      Description

 1.  Circuit Breakers 500 KV
 2.  3 Phase GO LB Switches
 3.  Coupling Capacitors
 4.  Switchboard (in control house)
 5.  Current Transformers
 6.  High Voltage Structure
 7.  Overhead Bus
 8.  Foundations and Pilings

As supplemented by GPC continuing property records maintained in accordance with the Uniform System of Accounts

                 EXHIBIT J

         Scherer Common Facilities
      SCHERER HIGH VOLTAGE SWITCHYARD


Line      Description

  1.  Site Improvements
  2.  Yard Lighting
  3.  Fire Protection System
      (including building)
  4.  Control House
  5.  Duct System
  6.  Site Grounding System
  7.  Foundations and Pilings
  8.  High Voltage Structures
  9.  3 Phase GO LB Switches
 10.  Overhead Bus
 11.  Switchboard (in house)
 12.  Supervisory Control System
 13.  AC Distribution System
 14.  DC Distribution System
 15.  Reactors
 16.  Auto-Bank Transformers 500/115 KV
 17.  Circuit Breakers 115 KV

As supplemented by GPC continuing property records maintained in accordance with the Uniform System of Accounts